Exhibit 99.3

                        MORTGAGE LOAN PURCHASE AGREEMENT

            Pursuant to this Mortgage Loan Purchase Agreement dated as of December 1, 2006 (the "Agreement"), between Citigroup Global Markets Realty Corp. (together with its successors and permitted assigns hereunder, the "Seller") and CWCapital Commercial Funding Corp. (together with its successors and permitted assigns hereunder, the "Purchaser"), the Seller intends to sell and the Purchaser intends to purchase certain multifamily and commercial mortgage loans (collectively, the "Mortgage Loans"), as identified on the schedule annexed hereto as Exhibit A (the "Mortgage Loan Schedule").

            The Purchaser intends to deposit the Mortgage Loans, together with other assets, into a trust fund (the "Trust Fund"), the beneficial ownership of which will be evidenced by multiple classes (each, a "Class") of mortgage pass-through certificates (the "Certificates") to be identified as the CWCapital Commercial Funding Corp., COBALT CMBS Commercial Mortgage Trust 2006-C1, Commercial Mortgage Pass-Through Certificates, Series 2006-C1. One or more "real estate mortgage investment conduit" ("REMIC") elections will be made with respect to the Trust Fund. The Certificates will be issued pursuant to a Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), to be dated as of December 1, 2006, among the Purchaser, as depositor, Wachovia Bank, National Association, as master servicer (the "Master Servicer"), CWCapital Asset Management LLC, as special servicer (the "Special Servicer"), and Wells Fargo Bank, N.A., as trustee (the "Trustee"). Capitalized terms used but not defined herein have the respective meanings set forth in the Pooling and Servicing Agreement, as in effect on the Closing Date.

            The Purchaser has entered into an Underwriting Agreement (the "Underwriting Agreement"), dated as of December 6, 2006, with Wachovia Capital Markets, LLC ("Wachovia"), Citigroup Global Markets Inc. ("Citi") and Deutsche Bank Securities Inc. ("Deutsche" and, together with Wachovia and City, in such capacity, the "Underwriters"), whereby the Purchaser will sell to the Underwriters all of the Certificates that are to be registered under the Securities Act of 1933, as amended (the "Securities Act"). The Purchaser has also entered into a Certificate Purchase Agreement (the "Certificate Purchase Agreement"), dated as of December 6, 2006, with Wachovia, Citi and Deutsche (collectively, in such capacity, the "Initial Purchasers"), whereby the Purchaser will sell to the Initial Purchasers all of the remaining Certificates (other than the Residual Interest Certificates).

            In connection with the transactions contemplated hereby, the Seller, the Purchaser, the Underwriters and the Initial Purchasers have entered into an Indemnification Agreement (the "Indemnification Agreement"), dated as of the date hereof.

            Now, therefore, in consideration of the premises and the mutual agreements set forth herein, the parties agree as follows:

            SECTION 1. Agreement to Purchase. The Seller agrees to sell, and the Purchaser agrees to purchase, the Mortgage Loans identified on the Mortgage Loan Schedule. The Mortgage Loan Schedule may be amended to reflect the actual Mortgage Loans accepted by the Purchaser pursuant to the terms hereof. The Mortgage Loans will have an aggregate principal balance of $617,171,940 (the "Citigroup Mortgage Loan Balance") as of the close of business on, with respect to each Mortgage Loan, its Due Date in December 2006 (each such date, the applicable "Cut-off Date"), after giving effect to any and all payments of principal due thereon on or before such date, whether or not received. The purchase and sale of the Mortgage Loans shall take place on December 21, 2006, or such other date as shall be mutually acceptable to the parties hereto (the "Closing Date"). The consideration (the "Aggregate Purchase Price") for the Mortgage Loans shall consist of (i) a cash amount equal to 104.04707% of the Citigroup Mortgage Loan Balance, plus (ii) $2,101,176, which amount represents the amount of interest accrued on the Citigroup Mortgage Loan Balance at the related Net Mortgage Rate for the period from and including the Cut-off Date up to but not including the Closing Date but does not include any deduction for any fees and/or expenses incurred in connection with this transaction. The Aggregate Purchase Price shall be paid to the Seller or its designee by wire transfer in immediately available funds (or by such other method as shall be mutually acceptable to the parties hereto) on the Closing Date.

            SECTION 2. Conveyance of Mortgage Loans.

            (a) Effective as of the Closing Date, subject only to receipt of the purchase price referred to in Section 1 hereof and satisfaction or waiver of the conditions to closing set forth in Section 5 hereof, the Seller does hereby sell, transfer, assign, set over and otherwise convey to the Purchaser, without recourse, all the right, title and interest of the Seller in and to the Mortgage Loans identified on the Mortgage Loan Schedule as of such date, subject to the rights of the holders of any related Companion Loans as specified in the related Co-Lender Agreement, as applicable, and the Purchaser hereby assumes such Mortgage Loans, together with the rights and obligations related to such Mortgage Loans as specified in the related Co-Lender Agreement. The Mortgage Loan Schedule, as it may be amended, shall conform to the requirements set forth in this Agreement and the Pooling and Servicing Agreement.

            (b) The Purchaser or its assignee shall, subject to the rights of the holders of any related Companion Loans, as applicable, be entitled to receive all scheduled payments of principal and interest due after the Cut-off Date, and all other recoveries of principal and interest collected after the Cut-off Date (other than in respect of principal and interest on the Mortgage Loans due on or before the Cut-off Date). All scheduled payments of principal and interest due on or before the Cut-off Date for each Mortgage Loan, but collected after such date, shall, subject to the rights of the holders of any related Companion Loans, as applicable, belong to, and be promptly remitted to, the Seller.

            (c) On or before the Closing Date, the Seller shall, on behalf of the initial Purchaser, deliver to and deposit with, or cause to be delivered to and deposited with, the Trustee a Mortgage File for each Mortgage Loan in accordance with the terms of, and conforming to the requirements set forth in, the Pooling and Servicing Agreement; provided that, with respect to any Non-Serviced Trust Loan, the preceding delivery requirements will be satisfied by delivery of the original Mortgage Note (and all intervening endorsements) related to such Non-Serviced Trust Loan and a copy of the "mortgage file" delivered under the applicable Lead PSA. If the Seller cannot deliver or cause to be delivered the documents and/or instruments referred to in clauses (a)(ii),
(a)(iii), (a)(vi) (if recorded) and (a)(viii) of the definition of "Mortgage File" solely because of delay caused by the public recording or filing office where such document or instrument has been delivered for recordation, the Seller shall deliver to the Trustee a copy of the original, certified by the Seller to be a true and complete copy of the original thereof submitted for recording or filing. Concurrently with such delivery, the Seller shall deliver, or cause to be delivered, to the Master Servicer and the Special Servicer copies of the Mortgage Note, Mortgage(s) and any reserve and cash management agreements with respect to each Mortgage Loan (other than a Non-Serviced Trust Loan) for which a Mortgage File is required to be delivered to the Trustee.

            (d) For each Mortgage Loan (other than a Non-Serviced Trust Loan) for which a Mortgage File is required to be delivered to the Trustee, the Seller shall bear the reasonable out-of-pocket costs and expenses related to recording or filing, as the case may be, in the appropriate public office for real property records or Uniform Commercial Code financing statements, as appropriate, each related assignment of Mortgage and assignment of Assignment of Leases, in favor of the Trustee referred to in clause (a)(iv) of the definition of "Mortgage File" and each related UCC-2 and UCC-3 assignment referred to in clause (a)(viii) of the definition of "Mortgage File." If any such document or instrument is lost or returned unrecorded or unfiled, as the case may be, because of a defect therein, then the Seller shall prepare a substitute therefor or cure such defect or cause such to be done, as the case may be, and the Seller shall deliver such substitute or corrected document or instrument to the Trustee (or, if the Mortgage Loan is then no longer subject to the Pooling and Servicing Agreement, to the then holder of such Mortgage Loan).

            (e) The Seller shall deliver, or cause to be delivered, to the Master Servicer within 10 business days after the Closing Date, all documents and records that (i) relate to the servicing and administration of the Mortgage Loans that are Serviced Loans, (ii) are reasonably necessary for the ongoing administration and/or servicing of the Mortgage Loans that are Serviced Loans and (iii) are in possession or control of the Seller, together with (x) all unapplied Escrow Payments and Reserve Funds in the possession or under control of the Seller that relate to the Mortgage Loans that are Serviced Loans and (y) a statement indicating which Escrow Payments and Reserve Funds are allocable to such Serviced Loans), provided that the Seller shall not be required to deliver any draft documents, privileged or other internal communications, credit underwriting, due diligence analyses or data or internal worksheets, memoranda, communications or evaluations.

            (f) After the Seller's transfer of the Mortgage Loans to the Purchaser, as provided herein, the Seller shall not take any action inconsistent with the Purchaser's ownership of the Mortgage Loans. Except for actions that are the express responsibility of another party hereunder or under the Pooling and Servicing Agreement, and further except for actions that the Seller is expressly permitted to complete subsequent to the Closing Date, the Seller shall, on or before the Closing Date, take all actions required under applicable law to effectuate the transfer of the Mortgage Loans by the Seller to the Purchaser.

            (g) The Seller shall provide, or cause to be provided, information necessary for the Master Servicer to produce the initial data with respect to each Mortgage Loan for the CMSA Financial File and the CMSA Loan Periodic Update File that are required to be prepared by the Master Servicer pursuant to the Pooling and Servicing Agreement.

            (h) The Seller shall provide the Master Servicer with the Supplemental Servicer Schedule.

            SECTION 3. Representations, Warranties and Covenants of Seller.

            (a) The Seller hereby represents and warrants to and covenants with the Purchaser, as of the date hereof, that:

            (i) The Seller is a corporation duly organized, validly existing and in good standing under the laws of the State of New York, is duly qualified as a foreign organization in good standing in all jurisdictions to the extent such qualification is necessary to hold and sell the Mortgage Loans or otherwise comply with its obligations under this Agreement, except where the failure to be so qualified would not have a material adverse effect on its ability to perform its obligations hereunder, and possesses all requisite authority and power to carry on its business as currently conducted by it and to execute, deliver and comply with its obligations under the terms of this Agreement.

            (ii) This Agreement has been duly and validly authorized, executed and delivered by the Seller and, assuming due authorization, execution and delivery hereof by the Purchaser, constitutes a legal, valid and binding obligation of the Seller, enforceable against the Seller in accordance with its terms, except as such enforcement may be limited by (A) bankruptcy, insolvency, reorganization, receivership, moratorium or other similar laws affecting the enforcement of creditors' rights in general, and (B) general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law).

            (iii) The execution and delivery of this Agreement by the Seller and the Seller's performance and compliance with the terms of this Agreement will not (A) violate the Seller's organizational documents, (B) violate any law or regulation or any administrative decree or order to which the Seller is subject or (C) constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material contract, agreement or other instrument to which the Seller is a party or by which the Seller is bound.

            (iv) The Seller is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or other governmental agency or body, which default would reasonably be expected to have consequences that would, in the Seller's reasonable and good faith judgment, materially and adversely affect the condition (financial or other) or operations of the Seller or its properties or have consequences that would, in the Seller's reasonable and good faith judgment, materially and adversely affect its performance hereunder.

            (v) The Seller is not a party to or bound by any agreement or instrument or subject to any organizational document or any other corporate restriction or any judgment, order, writ, injunction, decree, law or regulation that would, in the Seller's reasonable and good faith judgment, materially and adversely affect the ability of the Seller to perform its obligations under this Agreement or that requires the consent of any third person to the execution and delivery of this Agreement by the Seller or the performance by the Seller of its obligations under this Agreement.

            (vi) Except for the recordation and/or filing of assignments and other transfer documents with respect to the Mortgage Loans (other than the Non-Serviced Trust Loans), as contemplated by Section 2(d), no consent, approval, authorization or order of, registration or filing with, or notice to, any court or governmental agency or body, is required for the execution, delivery and performance by the Seller of or compliance by the Seller with this Agreement or the consummation of the transactions contemplated by this Agreement; and no bulk sale law applies to such transactions.

            (vii) No litigation is pending or, to the best of the Seller's knowledge, threatened against the Seller that would, in the Seller's good faith and reasonable judgment, prohibit its entering into this Agreement or materially and adversely affect the performance by the Seller of its obligations under this Agreement.

            (viii) The Seller intends to treat the transfer of the Mortgage Loans to the Purchaser as a sale for accounting and tax purposes. In connection with the foregoing, the Seller shall cause all of its records to reflect such transfer as a sale (as opposed to a secured loan). The consideration received by the Seller upon the sale of the Mortgage Loans to the Purchaser will constitute at least reasonably equivalent value and fair consideration for the Mortgage Loans. The Seller will be solvent at all relevant times prior to, and will not be rendered insolvent by, the sale of the Mortgage Loans to the Purchaser. The Seller is not selling the Mortgage Loans to the Purchaser with any intent to hinder, delay or defraud any of the creditors of the Seller. After giving effect to its transfer of the Mortgage Loans to the Purchaser, as provided herein, the value of the Seller's assets, either taken at their present fair saleable value or at fair valuation, will exceed the amount of the Seller's debts and obligations, including contingent and unliquidated debts and obligations of the Seller, and the Seller will not be left with unreasonably small assets or capital with which to engage in and conduct its business. The Mortgage Loans do not constitute all or substantially all of the assets of the Seller. The Seller does not intend to, and does not believe that it will, incur debts or obligations beyond its ability to pay such debts and obligations as they mature.

            (ix) No proceedings looking toward liquidation, dissolution or bankruptcy of the Seller are pending or contemplated.

            (b) The Seller hereby makes, for the benefit of the Purchaser, with respect to each Mortgage Loan, as of the Closing Date or as of such other date expressly set forth therein, each of the representations and warranties set forth on Exhibit B attached hereto, except as otherwise set forth on Exhibit C attached hereto.

            SECTION 4. Representations and Warranties of the Purchaser. In order to induce the Seller to enter into this Agreement, the Purchaser hereby represents and warrants for the benefit of the Seller as of the date hereof that:

            (i) The Purchaser is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. The Purchaser has the full corporate power and authority and legal right to acquire the Mortgage Loans from the Seller and to transfer the Mortgage Loans to the Trustee.

            (ii) This Agreement has been duly and validly authorized, executed and delivered by the Purchaser and, assuming due authorization, execution and delivery hereof by the Seller, constitutes a legal, valid and binding obligation of the Purchaser, enforceable against the Purchaser in accordance with its terms, except as such enforcement may be limited by
      (A) bankruptcy, insolvency, reorganization, receivership, moratorium or other similar laws affecting the enforcement of creditors' rights in general, and (B) general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law).

            (iii) The execution and delivery of this Agreement by the Purchaser and the Purchaser's performance and compliance with the terms of this Agreement will not (A) violate the Purchaser's organizational documents,
      (B) violate any law or regulation or any administrative decree or order to which the Purchaser is subject or (C) constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material contract, agreement or other instrument to which the Purchaser is a party or by which the Purchaser is bound.

            (iv) Except as may be required under federal or state securities laws (and which will be obtained on a timely basis), no consent, approval, authorization or order of, registration or filing with, or notice to, any governmental authority or court, is required for the execution, delivery and performance by the Purchaser of or compliance by the Purchaser with this Agreement, or the consummation by the Purchaser of any transaction described in this Agreement.

            (v) Under GAAP and for federal income tax purposes, the Purchaser will report the transfer of the Mortgage Loans by the Seller to the Purchaser, as provided herein, as a sale of the Mortgage Loans to the Purchaser in exchange for the consideration specified in Section 1 hereof.

            (vi) None of the acquisition of the Mortgage Loans by the Purchaser, the transfer of the Mortgage Loans to the Trustee, or the execution, delivery or performance of this Agreement by the Purchaser, results or will result in the creation or imposition of any lien on any of the Purchaser's assets or property, or conflicts or will conflict with, results or will result in a breach of, or requires or will require the consent of any third person or constitutes or will constitute a default under (A) any term or provision of the Purchaser's certificate of incorporation or bylaws, (B) any term or provision of any material agreement, contract, instrument or indenture, to which the Purchaser is a party or by which the Purchaser is bound, or (C) any law, rule, regulation, order, judgment, writ, injunction or decree or any court or governmental authority having jurisdiction over the Purchaser or its assets.

            SECTION 5. Notice of Breach; Cure; Repurchase; Covenant of the
Seller.

            (a) If the Seller discovers or receives notice in accordance with
Section 10 hereof of a Document Defect or a breach of any of its representations and warranties made pursuant to Section 3(b) hereof (each such breach, a "Breach") relating to any Mortgage Loan, and such Document Defect or Breach materially and adversely affects the value of the Mortgage Loan or the related Mortgaged Property or the interests of the Purchaser in such Mortgage Loan (in which case any such Document Defect or Breach would be a "Material Document Defect" or a "Material Breach," as the case may be), then (subject to Section 5(b)) the Seller shall, within 90 days after its discovery or receipt of such notice of such Material Document Defect or Material Breach (or, in the case of a Material Document Defect or Material Breach that affects whether a Mortgage Loan was, as of the Closing Date, is or will continue to be a "qualified mortgage" within the meaning of the REMIC Provisions (a "Qualified Mortgage"), not later than 90 days after any party discovering such Material Document Defect or Material Breach) (such 90-day period, in either case, the "Initial Resolution Period"), (i) cure such Material Document Defect or Material Breach, as the case may be, in all material respects, which cure shall include payment of any Additional Trust Fund Expenses associated therewith, or (ii) repurchase the affected Mortgage Loan (or any related REO Property, or in the case of any REO Property related to a Loan Group, the Seller's interest therein) from, and in accordance with the directions of, the Purchaser or its designee, at a price equal to the Purchase Price; provided that if (A) any such Material Breach or Material Document Defect, as the case may be, does not affect whether the Mortgage Loan was, as of the Closing Date, is or will continue to be a Qualified Mortgage, (B) such Material Breach or Material Document Defect, as the case may be, is capable of being cured but not within the applicable Initial Resolution Period, (C) the Seller has commenced and is diligently proceeding with the cure of such Material Breach or Material Document Defect, as the case may be, within the applicable Initial Resolution Period, and (D) the Seller shall have delivered to the Purchaser a certification executed on behalf of the Seller by an officer thereof confirming that such Material Breach or Material Document Defect, as the case may be, is not capable of being cured within the applicable Initial Resolution Period, setting forth what actions the Seller is pursuing in connection with the cure thereof and stating that the Seller anticipates that such Material Breach or Material Document Defect, as the case may be, will be cured within an additional period not to exceed 90 days beyond the end of the applicable Initial Resolution Period, then the Seller shall have such additional 90-day period (the "Resolution Extension Period") to complete such cure or repurchase the affected Mortgage Loan (or the related Mortgaged Property)unless, solely in the case of a Material Document Defect, (x) the Mortgage Loan is, at the end of the Initial Resolution Period, then a Specially Serviced Mortgage Loan and a Servicing Tranfer Event has occurred as a result of a monetary default or as described in clause (e), clause (f) or clause (g) of the definition of "Specially Serviced Mortgage Loan" in the Pooling and Servicing Agreement and (y) the Material Document Defect was identified in a certification delivered to Seller by the Trustee pursuant to Section 2.02 of the Pooling and Servicing Agreement not less than 90 days prior to the delivery of the notice of such Material Document Defect; and provided, further, that, if any such Material Document Defect is still not cured after the initial 90-day period and any such additional 90-day period solely due to the failure of the Seller to have received the recorded document, then the Seller shall be entitled to continue to defer its cure and repurchase obligations in respect of such Document Defect so long as the Seller certifies to the Purchaser every 30 days thereafter that the Document Defect is still in effect solely because of its failure to have received the recorded document or a copy thereof and that the Seller is diligently pursuing the cure of such defect (specifying the actions being taken), except that no such deferral of cure or repurchase may continue beyond the second anniversary of the Closing Date. Any such repurchase of a Mortgage Loan shall be on a whole loan, servicing released basis. The Seller shall have no obligation to monitor the Mortgage Loans regarding the existence of a Breach or Document Defect, but if the Seller discovers a Material Breach or Material Document Defect with respect to a Mortgage Loan, it will notify the Purchaser. Provided that if the Master Servicer has notice of such Material Document Defect or Material Breach, the Master Servicer shall notify the Seller if the related Mortgage Loan becomes a Specially Serviced Mortgage Loan during any applicable cure periods. Any of the following document defects shall be conclusively presumed to be a Material Document Defect: (a) the absence from the Mortgage File of the original signed Mortgage Note, together with the endorsements referred to in clause (a)(i) of the definition of "Mortgage File," unless the Mortgage File contains a signed lost note affidavit and indemnity with respect to the missing Mortgage Note and any missing endorsement that appears to be regular on its face, (b) other than with respect to a Non-Serviced Trust Loan, the absence from the Mortgage File of the original executed Mortgage or a copy of such Mortgage certified by the local authority with which the Mortgage was recorded, in each case with evidence of recording thereon, that appears to be regular on its face, unless there is included in the Mortgage File a copy of the executed Mortgage and a certificate stating that the original signed Mortgage was sent for recordation, (c) other than with respect to a Non-Serviced Trust Loan, the absence from the Mortgage File of the original or a copy of the lender's title insurance policy, together with all endorsements or riders (or copies thereof) that were issued with or subsequent to the issuance of such policy, or marked up insurance binder or title commitment which is marked as a binding commitment and countersigned by title company, insuring the priority of the Mortgage as a first lien on the Mortgaged Property, (d) other than with respect to a Non-Serviced Trust Loan, the absence from the Mortgage File of any intervening assignments required to create a complete chain of assignment to the Trustee on behalf of the Trust and a certificate stating that the original intervening assignments were sent for recordation, unless there is included in the Mortgage File a certified copy of the intervening assignment, (e) other than with respect to a Non-Serviced Trust Loan, the absence from the Mortgage File of a copy of the ground lease with respect to any leasehold mortgages or (f) other than with respect to a Non-Serviced Trust Loan, the absence from the Servicing File of any original letter of credit.

            (b) If (x) any Mortgage Loan is subject to a Material Breach or Material Document Defect and would otherwise be required to be repurchased as contemplated by Section 5(a), (y) such Mortgage Loan is a Cross-Collateralized Mortgage Loan or is secured by a portfolio of Mortgaged Properties, and (z) the applicable Material Breach of Material Document Defect does not constitute a Material Breach or Material Document Defect, as the case may be, as to any related Cross-Collateralized Mortgage Loan or applies to only specific Mortgaged Properties in such portfolio, the Purchaser or its designee shall use reasonable efforts, subject to the terms of the related Mortgage Loans, to prepare and, to the extent necessary and appropriate, have executed by the related Mortgagor and record, such documentation as may be necessary to (i) in the case of a Cross-Collateralized Group, terminate the cross-collateralization between the Mortgage Loans in such Cross-Collateralized Group that are to be repurchased, on the one hand, and the remaining Mortgage Loans therein, on the other hand, such that those two groups of Mortgage Loans are each secured only by the Mortgaged Properties identified in the Mortgage Loan Schedule as directly corresponding thereto or (ii) in the case of Mortgage Loan secured by a portfolio of Mortgaged Properties, release the affected Mortgaged Properties from the cross-collateralization of the Mortgage Loan; provided that, if such Cross-Collateralized Group is still subject to the Pooling and Servicing Agreement, then no such termination shall be effected unless and until (i) the Purchaser or its designee has received from the Seller (A) an Opinion of Counsel to the effect that such termination or release will not cause an Adverse REMIC Event to occur with respect to any REMIC Pool or an Adverse Grantor Trust Event to occur with respect to the Grantor Trust and (B) a written confirmation from each Rating Agency that such termination or release will not cause an Adverse Rating Event to occur with respect to any Class of Certificates, (ii) the debt service coverage ratio for the four preceding calendar quarters for all of the Mortgage Loans relating to such Cross-Collateralized Group remaining is not less than 0.05x below the debt service coverage ratio for all Mortgage Loans of such Cross-Collateralized Group or Mortgaged Properties relating to such Mortgage Loan secured by a portfolio of Mortgaged Properties (including the affected Mortgage Loan) or Mortgage Loan (including the affected Mortgaged Property) set forth in the Prospectus Supplement, (iii) the loan-to-value ratio for all of the Mortgage Loans of such Cross-Collateralized Group remaining is not greater than 5% more than the loan-to-value ratio for all Mortgage Loans of such Cross-Collateralized Group or Mortgaged Properties relating to such Mortgage Loan secured by a portfolio of Mortgaged Properties (including the affected Mortgage Loan) or Mortgage Loan (including the affected Mortgaged Property) set forth in the Prospectus Supplement, and (iv) the Directing Holder (if one is acting) has consented (which consent shall not be unreasonably withheld and shall be deemed to have been given if no written objection is received by the Seller within 10 Business Days of the Directing Holder's receipt of a written request for such consent); and provided, further, that the Seller may, at its option, purchase the entire Cross-Collateralized Group or Mortgage Loan in lieu of terminating the cross-collateralization or a release of the affected Mortgaged Properties from the cross-collateralization of the Mortgage Loan. In the event that the cross-collateralization of any Cross-Collateralized Group is terminated or any Mortgaged Property related to a Mortgage Loan secured by a portfolio of Mortgaged Properties is released pursuant to this paragraph, the Seller may elect either to repurchase only the affected Cross-Collateralized Mortgage Loan or Mortgaged Properties as to which the Material Breach or Material Document Defect exists or to repurchase the aggregate Cross-Collateralized Mortgage Loans or Mortgaged Properties. All reasonable costs and expenses incurred by the Purchaser or its designee pursuant to this paragraph shall be included in the calculation of Purchase Price for the Mortgage Loan(s) to be repurchased. If the cross-collateralization of any Cross-Collateralized Group is not or cannot be terminated as contemplated by this paragraph, then, for purposes of (i) determining whether any Breach or Document Defect, as the case may be, is a Material Breach or Material Document Defect, and (ii) the application of remedies, such Cross-Collateralized Group shall be treated as a single Mortgage Loan.

            It shall be a condition to any repurchase of a Mortgage Loan by the Seller pursuant to Section 5(a) that (i) the Purchaser shall have executed and delivered such instruments of endorsement, transfer or assignment then presented to it by the Seller, in each case without recourse, as shall be necessary to vest in the Seller the legal and beneficial ownership of such Mortgage Loan (including any property acquired in respect thereof or proceeds of any insurance policy with respect thereto), to the extent that such ownership interest was transferred to the Purchaser hereunder; (ii) the Purchaser shall deliver to the Seller all portions of the Mortgage File and other documents pertaining to such Mortgage Loan; and (iii) the Purchaser shall release to the Seller any escrow payments or reserve funds held by it, or on its behalf, in respect of such Mortgage Loan. If any Mortgage Loan is to be repurchased as contemplated by
Section 5(a), the Seller shall amend the Mortgage Loan Schedule to reflect the removal of such Mortgage Loan and shall forward such amended schedule to the Purchaser.

            (c) The Seller hereby acknowledges and agrees that any modification of the Mortgage Loan pursuant to a workout, foreclosure, sale or other liquidation pursuant to, and in accordance with, the Pooling and Servicing Agreement shall not constitute a defense to any repurchase claim disputed by the Seller nor shall such modification change the Purchase Price due from the Seller for any repurchase claim. In the event of any such modification, the Seller hereby agrees to repurchase the Mortgage Loan as modified, if the Seller is required to or elects to repurchase such Mortgage Loan in accordance with the terms of this Section 5. Any sale of the related Mortgage Loan, or foreclosure upon such Mortgage Loan and sale of the successor REO Property, shall be without
(i) recourse of any kind (either expressed or implied) by such Person against the Seller and (ii) representation or warranty of any kind (either expressed or implied) by the Seller to or for the benefit of such Person.

            (d) The fact that a Material Document Defect or Material Breach is not discovered until after foreclosure (but in all instances prior to the sale of the successor REO Property or Mortgage Loan) shall not prejudice any claim against the Seller for repurchase of the REO Mortgage Loan or successor REO Property, which claim shall be made in accordance with this Section 5. If a court of competent jurisdiction issues a final order that the Seller is or was obligated to repurchase the related Mortgage Loan or the successor REO Loan or the Seller otherwise accepts liability, then, after the expiration of any applicable appeal period, but in no event later than the termination of the Trust pursuant to Section 9.01 of the Pooling and Servicing Agreement, the Seller will be obligated to pay to the Trust the difference between (i) any Liquidation Proceeds received upon such liquidation net of Liquidation Expenses and (ii) the Purchase Price; provided that the prevailing party in such action shall be entitled to recover from the other party all costs, fees and expenses (including reasonable attorneys fees) related thereto.

            (e) [Reserved].

            (f) It is understood and agreed that the obligations of the Seller set forth in Section 5(a) to cure any Material Breach or Material Document Defect or to repurchase the affected Mortgage Loan constitute the sole remedies available to the Purchaser with respect to any Breach or Document Defect.

            (g) Notwithstanding the foregoing, if there exists a Breach of that portion of the representation or warranty on the part of the Seller set forth in, or made pursuant to, paragraph 38 of Exhibit B to this Agreement, specifically relating to whether or not the Mortgage Loan documents or any particular Mortgage Loan document for any Mortgage Loan requires the related Mortgagor to bear reasonable costs and expenses associated with a defeasance, as set forth in paragraph 38 (any such costs or expenses, referred to herein as "Covered Costs"), then the Purchaser or its designee will direct the Seller in writing to wire transfer to the Custodial Account, within 90 days of receipt of such direction, the amount of any such reasonable costs and expenses incurred by the Trust that (i) otherwise would have been required to be paid by the Mortgagor if such representation or warranty with respect to such costs and expenses had in fact been true, as set forth in the related representation or warranty, (ii) have not been paid by the Mortgagor, (iii) are the basis of such Breach and (iv) constitute "Covered Costs." Upon payment of such costs, the Seller shall be deemed to have cured such Breach in all respects. Provided that such payment is made, this paragraph describes the sole remedy available to the Purchaser regarding any such Breach, regardless of whether it constitutes a Material Breach, and the Seller shall not be obligated to otherwise cure such Breach or repurchase the affected Mortgage Loan under any circumstances.

            (h) For so long as the Trust Fund is subject to the reporting requirements of the Exchange Act, the Seller shall provide the Purchaser and the Trustee with any Additional Form 10-D Disclosure and any Additional Form 10-K Disclosure set forth next to the Purchaser's name on Exhibit P and Exhibit Q of the Pooling and Servicing Agreement within the time periods set forth in the Pooling and Servicing Agreement.

            SECTION 6. Closing. The closing of the sale of the Mortgage Loans (the "Closing") shall be held at the offices of Cadwalader, Wickersham & Taft LLP, One World Financial Center, New York, NY 10281 at 10:00 A.M., New York City time, on the Closing Date.

            The Closing shall be subject to each of the following conditions:

            (a) All of the representations and warranties of the Seller set forth in or made pursuant to Sections 3(a) and 3(b) of this Agreement, and all of the representations and warranties of the Purchaser set forth in Section 4 of this Agreement, shall be true and correct in all material respects as of the Closing Date;

            (b) Insofar as it affects the obligations of the Seller hereunder, the Pooling and Servicing Agreement shall be in a form mutually acceptable to the Purchaser and the Seller;

            (c) All documents specified in Section 7 of this Agreement (the "Closing Documents"), in such forms as are reasonably acceptable to the Purchaser and the Seller, shall be duly executed and delivered by all signatories as required pursuant to the respective terms thereof;

            (d) The Seller shall have delivered and released to the Trustee (or a Custodian on its behalf), the Master Servicer and the Special Servicer all documents and funds required to be delivered to the Trustee, the Master Servicer and the Special Servicer, respectively, pursuant to Section 2 of this Agreement;

            (e) All other terms and conditions of this Agreement required to be complied with on or before the Closing Date shall have been complied with in all material respects, and the Seller shall have the ability to comply with all terms and conditions and perform all duties and obligations required to be complied with or performed after the Closing Date;

            (f) The Seller shall have paid all fees and expenses payable by it to the Purchaser or otherwise pursuant to this Agreement; and

            (g) Neither the Underwriting Agreement nor the Certificate Purchase Agreement shall have been terminated in accordance with its terms.

            Both parties agree to use their best efforts to perform their respective obligations hereunder in a manner that will enable the Purchaser to purchase the Mortgage Loans on the Closing Date.

            SECTION 7. Closing Documents. The Closing Documents shall consist of the following:

            (a) This Agreement duly executed by the Purchaser and the Seller;

            (b) The Pooling and Servicing Agreement duly executed by the parties thereto;

            (c) The Indemnification Agreement duly executed by the parties thereto;

            (d) A Certificate of the Seller, executed by a duly authorized officer of the Seller and dated the Closing Date, and upon which the Purchaser, the Underwriters and the Initial Purchasers may rely, to the effect that the Seller has, in all material respects, complied with all the agreements and satisfied all the conditions on its part that are required under this Agreement to be performed or satisfied at or prior to the Closing Date;

            (e) An Officer's Certificate from an officer of the Seller, dated the Closing Date, and upon which the Purchaser, the Underwriters and the Initial Purchasers may rely, to the effect that each individual who, as an officer or representative of the Seller, signed this Agreement, the Indemnification Agreement or any other document or certificate delivered on or before the Closing Date in connection with the transactions contemplated herein or in the Indemnification Agreement, was at the respective times of such signing and delivery, and is as of the Closing Date, duly elected or appointed, qualified and acting as such officer or representative, and the signatures of such persons appearing on such documents or certificates are their genuine signatures, or such other statement relating to incumbency that is acceptable to the Purchaser, the Underwriters and the Initial Purchasers;

            (f) As certified by an officer of the Seller, true and correct copies of (i) the resolutions of the board of directors authorizing the Seller's entering into the transactions contemplated by this Agreement and the Indemnification Agreement, (ii) the organizational documents of the Seller, and
(iii) a certificate of good standing of the Seller issued by the Secretary of State of the State of Delaware as of a recent date;

            (g) A favorable opinion of counsel to the Seller, subject to customary exceptions and carveouts, dated the Closing Date and addressed to the Purchaser, the Underwriters, the Initial Purchasers, the Rating Agencies and, upon request, the other parties to the Pooling and Servicing Agreement, together with such other opinions of such counsel as may be required by the Rating Agencies in connection with the transactions contemplated hereby;

            (h) A favorable opinion of in-house counsel to the Seller, subject to customary exceptions and carveouts, dated the Closing Date and addressed to the Purchaser, the Underwriters, the Initial Purchasers, the Rating Agencies and, upon request, the other parties to the Pooling and Servicing Agreement; and

            (i) A letter of counsel of the Seller, subject to customary exceptions and carveouts, dated the Closing Date and addressed to the Underwriters, to the effect that nothing has come to such counsel's attention that would lead such counsel to believe that the Prospectus Supplement as of the date thereof or as of the Closing Date contains, with respect to the Seller or the Mortgage Loans, any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements therein relating to the Seller or the Mortgage Loans, in the light of the circumstances under which they were made, not misleading.

            SECTION 8. Costs. The reasonable out-of-pocket costs and expenses incurred by the Seller, each other mortgage loan seller, the Purchaser, the Underwriters and the Initial Purchasers in connection with the securitization of the Mortgage Loans and the other transactions contemplated by this Agreement, the Underwriting Agreement and the Certificate Purchase Agreement shall be payable as set forth in a separate writing among such parties on the Closing Date.

            SECTION 9. Grant of a Security Interest. The parties hereto agree that it is their express intent that the conveyance of the Mortgage Loans by the Seller to the Purchaser as provided in Section 2 hereof be, and be construed as, a sale of the Mortgage Loans by the Seller to the Purchaser and not as a pledge of the Mortgage Loans by the Seller to the Purchaser to secure a debt or other obligation of the Seller. However, if, notwithstanding the aforementioned intent of the parties, the Mortgage Loans are held to be property of the Seller, then it is the express intent of the parties that: (i) such conveyance shall be deemed to be a pledge of the Mortgage Loans by the Seller to the Purchaser to secure a debt or other obligation of the Seller; (ii) this Agreement shall be deemed to be a security agreement within the meaning of Articles 8 and 9 of the applicable Uniform Commercial Code; (iii) the conveyance provided for in Section 2 hereof shall be deemed to be a grant by the Seller to the Purchaser of a security interest in all of the Seller's right, title and interest in and to the Mortgage Loans, and all amounts payable to the holder of the Mortgage Loans in accordance with the terms thereof, and all proceeds of the conversion, voluntary or involuntary, of the foregoing into cash, instruments, securities or other property; (iv) the assignment to the Trustee of the interest of the Purchaser in and to the Mortgage Loans shall be deemed to be an assignment of any security interest created hereunder; (v) the possession by the Trustee or any of its agents, including, without limitation, the Custodian, of the Mortgage Notes for the Mortgage Loans, and such other items of property as constitute instruments, money, negotiable documents or chattel paper shall be deemed to be "possession by the secured party" for purposes of perfecting the security interest pursuant to Section 9-313 of the applicable Uniform Commercial Code; and (vi) notifications to persons (other than the Trustee) holding such property, and acknowledgments, receipts or confirmations from such persons holding such property, shall be deemed notifications to, or acknowledgments, receipts or confirmations from, financial intermediaries, bailees or agents (as applicable) of the secured party for the purpose of perfecting such security interest under applicable law. The Seller and the Purchaser shall, to the extent consistent with this Agreement, take such actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the Mortgage Loans, such security interest would be deemed to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of this Agreement and the Pooling and Servicing Agreement.

            SECTION 10. Notices. All notices, copies, requests, consents, demands and other communications required hereunder shall be in writing and telecopied or delivered to the intended recipient at the "Address for Notices" specified on Schedule A hereof or, as to either party, at such other address as shall be designated by such party in a notice hereunder to the other party. Except as otherwise provided in this Agreement, all such communications shall be deemed to have been duly given when transmitted by telecopier or personally delivered or, in the case of a mailed notice, upon receipt, in each case given or addressed as aforesaid.

            SECTION 11. Representations, Warranties and Agreements to Survive Delivery. All representations, warranties and agreements contained in this Agreement, incorporated herein by reference or contained in the certificates of officers of the Seller submitted pursuant hereto, shall remain operative and in full force and effect and shall survive delivery of the Mortgage Loans by the Seller to the Purchaser (and by the Purchaser to the Trustee) until the termination of the Pooling and Servicing Agreement pursuant to the terms thereof.

            SECTION 12. Severability of Provisions. Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or which is held to be void or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof. Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or unenforceable or is held to be void or unenforceable in any particular jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereto waive any provision of law which prohibits or renders void or unenforceable any provision hereof.

            SECTION 13. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original, but which together shall constitute one and the same agreement.

            SECTION 14. GOVERNING LAW; CONSENT TO JURISDICTION. THIS AGREEMENT WILL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, APPLICABLE TO AGREEMENTS NEGOTIATED, MADE AND TO BE PERFORMED ENTIRELY IN SAID STATE. TO THE FULLEST EXTENT PERMITTED UNDER APPLICABLE LAW, THE SELLER AND THE PURCHASER EACH HEREBY IRREVOCABLY (I) SUBMITS TO THE JURISDICTION OF ANY NEW YORK STATE AND FEDERAL COURTS SITTING IN NEW YORK CITY WITH RESPECT TO MATTERS ARISING OUT OF OR RELATING TO THIS AGREEMENT; (II) AGREES THAT ALL CLAIMS WITH RESPECT TO SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE OR FEDERAL COURTS; (III) WAIVES, TO THE FULLEST POSSIBLE EXTENT, THE DEFENSE OF AN INCONVENIENT FORUM; AND (IV) AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW.

            SECTION 15. Further Assurances. The Seller and the Purchaser agree to execute and deliver such instruments and take such further actions as the other party may, from time to time, reasonably request in order to effectuate the purposes and to carry out the terms of this Agreement.

            SECTION 16. Successors and Assigns. The rights and obligations of the Seller under this Agreement shall not be assigned by the Seller without the prior written consent of the Purchaser, except that any person into which the Seller may be merged or consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Seller is a party, or any person succeeding to all or substantially all of the business of the Seller, shall be the successor to the Seller hereunder. The Purchaser has the right to assign its interest under this Agreement, in whole or in part, as may be required to effect the purposes of the Pooling and Servicing Agreement, and the assignee shall, to the extent of such assignment, succeed to the rights and obligations hereunder of the Purchaser. Subject to the foregoing, this Agreement shall bind and inure to the benefit of and be enforceable by the Seller, the Purchaser, and their respective successors and permitted assigns.

            SECTION 17. Amendments. No term or provision of this Agreement may be waived or modified unless such waiver or modification is in writing and signed by a duly authorized officer of the party against whom such waiver or modification is sought to be enforced. The Seller's obligations hereunder shall in no way be expanded, changed or otherwise affected by any amendment of or modification to the Pooling and Servicing Agreement, unless the Seller has consented to such amendment or modification in writing.

            IN WITNESS WHEREOF, the Seller and the Purchaser have caused their names to be signed hereto by their respective duly authorized officers as of the date first above written.

                                        SELLER

                                        CITIGROUP GLOBAL MARKETS REALTY CORP.

                                        By: /s/ Angela J. Vleck
                                            ------------------------------------
                                            Name: Angela J. Vleck
                                            Title: Authorized Signatory

                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:

                                        PURCHASER

                                        CWCAPITAL COMMERCIAL FUNDING CORP.

                                        By: /s/ Robert Restrick
                                            ------------------------------------
                                            Name: Robert Restrick
                                            Title: Senior Vice President

                                   SCHEDULE A

                                     Notices

Seller:

Address for Notices:

Citigroup Global Markets Realty Corp.
388 Greenwich Street,
New York, New York 10013
Attention: Angela Vleck

Purchaser:

Address for Notices:

CWCapital Commercial Funding Corp.
One Charles River Place
63 Kendrick Street
Needham, Massachusetts  02494
Attention: Craig Lieberman

                                    EXHIBIT A

                             Mortgage Loan Schedule

Mortgage Loan Number   Property Name
--------------------   ------------------------------------------
                   1   Ala Moana Portfolio
               1.001   Ala Moana Center
               1.002   Ala Moana Building
               1.003   Ala Moana Pacific Center
               1.004   Ala Moana Plaza
                   3   Prime Retail Outlets Portfolio
               3.001   Queenstown Outlet
               3.002   Pismo Beach Outlet
                   4   ShopKo Portfolio
               4.001   10808 South 132nd Street
               4.002   700 Pilgrim Way
               4.003   1717 Lawrence Drive
               4.004   301 Bay Park Square
               4.005   55 Lake Boulevard
               4.006   217 West Ironwood Drive
               4.007   1001 East Gowen Road
               4.008   801 West Central Entrance (Highway 53)
               4.009   4161 Second Street South (Highway 23)
                4.01   7401 Mineral Point Road
               4.011   1000 West Northland Avenue
               4.012   2201 Zeier Road
               4.013   1850 Madison Avenue
               4.014   2820 Highway 63 South
               4.015   3708 Highway 63 North
               4.016   3200 Broadway Street
               4.017   2430 East Mason Street
               4.018   867 North Columbia Center Boulevard
               4.019   14445 West Center Road
                4.02   5646 North 90th Street
               4.021   616 West Johnson Street
               4.022   1150 West Washington Street
               4.023   1601 West 41st Street
               4.024   1845 Haines Avenue
               4.025   699 Green Bay Road
               4.026   955 West Clairemont Avenue
               4.027   1100 East Riverview Expressway
               4.028   2510 South Reserve Street
               4.029   1300 Koeller Street
                4.03   800 East Maes Street
               4.031   North 9520 Newport Highway
               4.032   4801 Washington Avenue
               4.033   4515 South Regal Street
               4.034   1306 North Central Avenue
               4.035   2500 US Highway 14
               4.036   1209 18th Avenue Northwest
               4.037   501 Highway 10 Southeast
               4.038   1400 Big Thunder Boulevard
               4.039   2101 West Broadway
                4.04   2208 North Webb Road
               4.041   5300 52nd Street
               4.042   905 South 24th Street West
               4.043   701 South Church Street
               4.044   1964 West Morton Avenue
               4.045   4200 South 27th Street
               4.046   1710 South Main Street
               4.047   1578 Appleton Road
               4.048   2761 Prairie Avenue
               4.049   9366 State Highway 16
                4.05   2602 Shopko Drive
               4.051   518 South Taylor Drive
               4.052   1553 West 9000 South
               4.053   2290 South 1300 East
               4.054   405 Cottonwood Drive
               4.055   5801 Summit View Avenue
               4.056   1900 North Main Street
               4.057   1771 Wisconsin Avenue
               4.058   4344 Mormon Coulee Road (State Highway 14)
               4.059   1200 Susan Drive
                4.06   2677 South Prairie View Road
               4.061   230 North Wisconsin Street
               4.062   3415 Calumet Avenue
               4.063   700 9th Avenue Southeast
               4.064   1105 East Grand Avenue
               4.065   1200 Main Street (State Highway 10)
               4.066   125 Main Street
               4.067   190 South 500 West
               4.068   500 North Highway 281
               4.069   301 Northwest Bypass
                4.07   3101 North Montana Avenue
               4.071   South 1450 Grand Avenue
               4.072   500 South Carpenter Avenue
               4.073   4060 Riverdale Road
               4.074   615 South Monroe
               4.075   1150 North Main Street
               4.076   2655 Broadway Avenue
               4.077   4850 West 3500 South
               4.078   1001 South Highway 15 (State Street)
               4.079   1450 East Geneva Street
                4.08   601 Galvin Road South
               4.081   1018 Washington Boulevard
               4.082   1777 Paulson Road
               4.083   405 West 8th Street
               4.084   2610 North Bridge Avenue
               4.085   2005 Krenzien Drive
               4.086   510 East Philip Avenue
               4.087   2530 First Avenue North
               4.088   1755 North Humiston Avenue
               4.089   2100 Caldwell Boulevard
                4.09   900 West Memorial Drive
               4.091   2741 Roosevelt Street
               4.092   2266 North University Parkway
               4.093   1649 Pole Line Road East
               4.094   320 County Road O
               4.095   4215 Yellowstone Highway
               4.096   800 East 17th Street
               4.097   1350 North Galena Avenue
               4.098   1600 Rose Street
               4.099   2530 Rudkin Road
                 4.1   555 West South Street
               4.101   955 North Main Street
               4.102   1341 North Main Street
               4.103   747 South Main Street
               4.104   1425 Janesville Avenue
               4.105   2120 Thain Grade
               4.106   3705 Monroe Road
               4.107   2585 Lineville Road
               4.108   1190 North 6th Street
               4.109   1450 West Main Avenue
                4.11   East 13414 Sprague Avenue
               4.111   313 North Roosevelt Avenue
               4.112   1011 North Wisconsin Street
                  17   Seattle SpringHill Suites
                  36   Mountain Shadow Apartments
                  42   Royal Oaks Apartments
                  45   Auburn Distribution Center
                  46   Springs Industries Portfolio 2
              46.001   Springs Industries Fort Mill EO
              46.002   Springs Industries Fort Mill CDC
              46.003   Springs Industries Lancaster
                  48   One Pacific Place
                  56   Dover Farms
                  57   Triad Center I
                  58   Willow's Lodge
                  63   Vistas at Lake Worth
                  75   The Plaza at Avery Ranch
                  77   Village Medical Park
                  84   Regency Towers
                  87   Sharpstown Garden Apartments
                  89   Newport Superior Medical Bldg
                  91   New Stanton Technology Park
                 101   HCA-SunTrust
                 102   San Mateo
                 112   Linens 'N Things
                 127   5405 Data Court

Mortgage Loan Number   Address                                      City                 State   Zip Code
--------------------   ------------------------------------------   ----------------   -------   --------
                   1   Various                                      Honolulu                HI      96814
               1.001   1450 Ala Moana Boulevard                     Honolulu                HI      96814
               1.002   1441 Kapiolani Boulevard                     Honolulu                HI      96814
               1.003   1585 Kapiolani Boulevard                     Honolulu                HI      96814
               1.004   451 Piikoi Street                            Honolulu                HI      96814
                   3   Various                                      Various            Various    Various
               3.001   441 Outlet Center Drive                      Queenstown              MD      21658
               3.002   333 Five Cities Drive                        Pismo Beach             CA      93449
                   4   Various                                      Various            Various    Various
               4.001   10808 South 132nd Street                     Omaha                   NE      68138
               4.002   700 Pilgrim Way                              Green Bay               WI      54304
               4.003   1717 Lawrence Drive                          De Pere                 WI      54115
               4.004   301 Bay Park Square                          Ashwaubenon             WI      54304
               4.005   55 Lake Boulevard                            Redding                 CA      96003
               4.006   217 West Ironwood Drive                      Coeur D'Alene           ID      83814
               4.007   1001 East Gowen Road                         Boise                   ID      83716
               4.008   801 West Central Entrance (Highway 53)       Duluth                  MN      55811
               4.009   4161 Second Street South (Highway 23)        Saint Cloud             MN      56301
                4.01   7401 Mineral Point Road                      Madison                 WI      53717
               4.011   1000 West Northland Avenue                   Appleton                WI      54914
               4.012   2201 Zeier Road                              Madison                 WI      53704
               4.013   1850 Madison Avenue                          Mankato                 MN      56001
               4.014   2820 Highway 63 South                        Rochester               MN      55904
               4.015   3708 Highway 63 North                        Rochester               MN      55906
               4.016   3200 Broadway Street                         Quincy                  IL      62301
               4.017   2430 East Mason Street                       Green Bay               WI      54302
               4.018   867 North Columbia Center Boulevard          Kennewick               WA      99336
               4.019   14445 West Center Road                       Omaha                   NE      68144
                4.02   5646 North 90th Street                       Omaha                   NE      68134
               4.021   616 West Johnson Street                      Fond du Lac             WI      54935
               4.022   1150 West Washington Street                  Marquette               MI      49855
               4.023   1601 West 41st Street                        Sioux Falls             SD      57105
               4.024   1845 Haines Avenue                           Rapid City              SD      57701
               4.025   699 Green Bay Road                           Neenah                  WI      54956
               4.026   955 West Clairemont Avenue                   Eau Claire              WI      54701
               4.027   1100 East Riverview Expressway               Wisconsin Rapids        WI      54494
               4.028   2510 South Reserve Street                    Missoula                MT      59801
               4.029   1300 Koeller Street                          Oshkosh                 WI      54902
                4.03   800 East Maes Street                         Kimberly                WI      54136
               4.031   North 9520 Newport Highway                   Spokane                 WA      99218
               4.032   4801 Washington Avenue                       Racine                  WI      53406
               4.033   4515 South Regal Street                      Spokane                 WA      99223
               4.034   1306 North Central Avenue                    Marshfield              WI      54449
               4.035   2500 US Highway 14                           Janesville              WI      53545
               4.036   1209 18th Avenue Northwest                   Austin                  MN      55912
               4.037   501 Highway 10 Southeast                     Saint Cloud             MN      56304
               4.038   1400 Big Thunder Boulevard                   Belvidere               IL      61008
               4.039   2101 West Broadway                           Monona                  WI      53713
                4.04   2208 North Webb Road                         Grand Island            NE      68803
               4.041   5300 52nd Street                             Kenosha                 WI      53144
               4.042   905 South 24th Street West                   Billings                MT      59102
               4.043   701 South Church Street                      Watertown               WI      53094
               4.044   1964 West Morton Avenue                      Jacksonville            IL      62650
               4.045   4200 South 27th Street                       Lincoln                 NE      68502
               4.046   1710 South Main Street                       West Bend               WI      53095
               4.047   1578 Appleton Road                           Menasha                 WI      54952
               4.048   2761 Prairie Avenue                          Beloit                  WI      53511
               4.049   9366 State Highway 16                        Onalaska                WI      54650
                4.05   2602 Shopko Drive                            Madison                 WI      53704
               4.051   518 South Taylor Drive                       Sheboygan               WI      53081
               4.052   1553 West 9000 South                         West Jordan             UT      84088
               4.053   2290 South 1300 East                         Salt Lake City          UT      84106
               4.054   405 Cottonwood Drive                         Winona                  MN      55987
               4.055   5801 Summit View Avenue                      Yakima                  WA      98908
               4.056   1900 North Main Street                       Mitchell                SD      57301
               4.057   1771 Wisconsin Avenue                        Grafton                 WI      53024
               4.058   4344 Mormon Coulee Road (State Highway 14)   La Crosse               WI      54601
               4.059   1200 Susan Drive                             Marshall                MN      56258
                4.06   2677 South Prairie View Road                 Chippewa Falls          WI      54729
               4.061   230 North Wisconsin Street                   De Pere                 WI      54115
               4.062   3415 Calumet Avenue                          Manitowoc               WI      54220
               4.063   700 9th Avenue Southeast                     Watertown               SD      57201
               4.064   1105 East Grand Avenue                       Rothschild              WI      54474
               4.065   1200 Main Street (State Highway 10)          Stevens Point           WI      54481
               4.066   125 Main Street                              Hutchinson              MN      55350
               4.067   190 South 500 West                           West Bountiful          UT      84010
               4.068   500 North Highway 281                        Aberdeen                SD      57401
               4.069   301 Northwest Bypass                         Great Falls             MT      59404
                4.07   3101 North Montana Avenue                    Helena                  MT      59602
               4.071   South 1450 Grand Avenue                      Pullman                 WA      99163
               4.072   500 South Carpenter Avenue                   Kingsford               MI      49802
               4.073   4060 Riverdale Road                          Riverdale               UT      84405
               4.074   615 South Monroe                             Mason City              IA      50401
               4.075   1150 North Main Street                       Layton                  UT      84041
               4.076   2655 Broadway Avenue                         Boise                   ID      83706
               4.077   4850 West 3500 South                         West Valley City        UT      84120
               4.078   1001 South Highway 15 (State Street)         Fairmont                MN      56031
               4.079   1450 East Geneva Street                      Delavan                 WI      53115
                4.08   601 Galvin Road South                        Bellevue                NE      68005
               4.081   1018 Washington Boulevard                    Ogden                   UT      84404
               4.082   1777 Paulson Road                            River Falls             WI      54022
               4.083   405 West 8th Street                          Monroe                  WI      53566
               4.084   2610 North Bridge Avenue                     Albert Lea              MN      56007
               4.085   2005 Krenzien Drive                          Norfolk                 NE      68701
               4.086   510 East Philip Avenue                       North Platte            NE      69101
               4.087   2530 First Avenue North                      Escanaba                MI      49829
               4.088   1755 North Humiston Avenue                   Worthington             MN      56187
               4.089   2100 Caldwell Boulevard                      Nampa                   ID      83651
                4.09   900 West Memorial Drive                      Houghton                MI      49931
               4.091   2741 Roosevelt Street                        Marinette               WI      54143
               4.092   2266 North University Parkway                Provo                   UT      84604
               4.093   1649 Pole Line Road East                     Twin Falls              ID      83301
               4.094   320 County Road O                            Rice Lake               WI      54868
               4.095   4215 Yellowstone Highway                     Chubbuck                ID      83202
               4.096   800 East 17th Street                         Idaho Falls             ID      83404
               4.097   1350 North Galena Avenue                     Dixon                   IL      61021
               4.098   1600 Rose Street                             Walla Walla             WA      99362
               4.099   2530 Rudkin Road                             Union Gap               WA      98903
                 4.1   555 West South Street                        Freeport                IL      61032
               4.101   955 North Main Street                        Spanish Fork            UT      84660
               4.102   1341 North Main Street                       Logan                   UT      84341
               4.103   747 South Main Street                        Brigham City            UT      84302
               4.104   1425 Janesville Avenue                       Fort Atkinson           WI      53538
               4.105   2120 Thain Grade                             Lewiston                ID      83501
               4.106   3705 Monroe Road                             Ledgeview               WI      54115
               4.107   2585 Lineville Road                          Howard                  WI      54313
               4.108   1190 North 6th Street                        Monmouth                IL      61462
               4.109   1450 West Main Avenue                        De Pere                 WI      54115
                4.11   East 13414 Sprague Avenue                    Spokane Valley          WA      99216
               4.111   313 North Roosevelt Avenue                   Burlington              IA      52601
               4.112   1011 North Wisconsin Street                  Port Washington         WI      53074
                  17   1800 Yale Avenue                             Seattle                 WA      98101
                  36   1352 West 5th Street                         Ontario                 CA      91762
                  42   7475 Glenmont Drive                          North Royalton          OH      44133
                  45   28 Millbury Street                           Auburn                  MA      01610
                  46   Various                                      Various                 SC    Various
              46.001   205 North White Street                       Fort Mill               SC      29715
              46.002   123 North White Street                       Fort Mill               SC      29715
              46.003   136 Grace Avenue                             Lancaster               SC      29720
                  48   1125 South 103rd "Street                     Omaha                   NE      68124
                  56   8290 Royalton Road                           North Royalton          OH      44133
                  57   7666 East 61st Street                        Tulsa                   OK      74133
                  58   14580 Northeast 145th Street                 Woodinville             WA      98072
                  63   6303 Shady Oaks Manor Drive                  Fort Worth              TX      76135
                  75   14900 Avery Ranch Boulevard                  Austin                  TX      78717
                  77   1702-1773 Village Park Drive                 Orangeburg              SC      29118
                  84   1600 Lehigh Parkway East                     Allentown               PA      18103
                  87   7575 Bissonnet                               Houston                 TX      77074
                  89   1501 Superior Avenue                         Newport Beach           CA      92663
                  91   One Westinghouse Drive                       New Stanton             PA      15672
                 101   21260 Olean Boulevard                        Port Charlotte          FL      33952
                 102   4300 San Mateo Boulevard NE                  Albuquerque             NM      87110
                 112   5880 West 88th Avenue                        Westminster             CO      80031
                 127   5405 Data Court                              Ann Arbor               MI      48108

Mortgage Loan Number   Cut-Off Date Loan Balance ($)   Monthly P&I Payments ($)   Mortgage Rate
--------------------   -----------------------------   ------------------------   -------------
                   1                     200,000,000                         IO         5.60275%
               1.001
               1.002
               1.003
               1.004
                   3                     100,000,000                         IO         5.84200%
               3.001
               3.002
                   4                      85,994,625                    551,176         6.58750%
               4.001
               4.002
               4.003
               4.004
               4.005
               4.006
               4.007
               4.008
               4.009
                4.01
               4.011
               4.012
               4.013
               4.014
               4.015
               4.016
               4.017
               4.018
               4.019
                4.02
               4.021
               4.022
               4.023
               4.024
               4.025
               4.026
               4.027
               4.028
               4.029
                4.03
               4.031
               4.032
               4.033
               4.034
               4.035
               4.036
               4.037
               4.038
               4.039
                4.04
               4.041
               4.042
               4.043
               4.044
               4.045
               4.046
               4.047
               4.048
               4.049
                4.05
               4.051
               4.052
               4.053
               4.054
               4.055
               4.056
               4.057
               4.058
               4.059
                4.06
               4.061
               4.062
               4.063
               4.064
               4.065
               4.066
               4.067
               4.068
               4.069
                4.07
               4.071
               4.072
               4.073
               4.074
               4.075
               4.076
               4.077
               4.078
               4.079
                4.08
               4.081
               4.082
               4.083
               4.084
               4.085
               4.086
               4.087
               4.088
               4.089
                4.09
               4.091
               4.092
               4.093
               4.094
               4.095
               4.096
               4.097
               4.098
               4.099
                 4.1
               4.101
               4.102
               4.103
               4.104
               4.105
               4.106
               4.107
               4.108
               4.109
                4.11
               4.111
               4.112
                  17                      32,500,000                    203,183         6.39500%
                  36                      19,320,000                    110,949         6.06070%
                  42                      16,250,000                     96,645         5.92500%
                  45                      15,938,632                     90,682         5.38000%
                  46                      15,657,773                     91,913         5.75000%
              46.001
              46.002
              46.003
                  48                      14,950,000                         IO         5.89000%
                  56                      12,800,000                     76,126         5.92500%
                  57                      12,780,000                     78,365         6.21100%
                  58                      12,150,527                     76,824         6.46400%
                  63                      11,015,000                     65,264         5.89000%
                  75                       9,265,657                     55,633         5.97900%
                  77                       8,975,000                     55,319         6.26000%
                  84                       7,935,906                     46,197         5.65350%
                  87                       7,650,000                     45,972         6.02170%
                  89                       7,500,000                     44,649         5.93400%
                  91                       7,433,821                     43,625         5.72000%
                 101                       5,500,000                     32,587         5.89000%
                 102                       5,500,000                     33,661         6.19300%
                 112                       4,355,000                     26,928         6.29000%
                 127                       3,700,000                     22,685         6.21000%

Mortgage Loan Number   Remaining Term to Maturity or ARD (Mos.)   Maturity Date or ARD
--------------------   ----------------------------------------   --------------------
                   1                                         57               09/01/11
               1.001
               1.002
               1.003
               1.004
                   3                                        119               11/06/16
               3.001
               3.002
                   4                                        114               06/05/16
               4.001
               4.002
               4.003
               4.004
               4.005
               4.006
               4.007
               4.008
               4.009
                4.01
               4.011
               4.012
               4.013
               4.014
               4.015
               4.016
               4.017
               4.018
               4.019
                4.02
               4.021
               4.022
               4.023
               4.024
               4.025
               4.026
               4.027
               4.028
               4.029
                4.03
               4.031
               4.032
               4.033
               4.034
               4.035
               4.036
               4.037
               4.038
               4.039
                4.04
               4.041
               4.042
               4.043
               4.044
               4.045
               4.046
               4.047
               4.048
               4.049
                4.05
               4.051
               4.052
               4.053
               4.054
               4.055
               4.056
               4.057
               4.058
               4.059
                4.06
               4.061
               4.062
               4.063
               4.064
               4.065
               4.066
               4.067
               4.068
               4.069
                4.07
               4.071
               4.072
               4.073
               4.074
               4.075
               4.076
               4.077
               4.078
               4.079
                4.08
               4.081
               4.082
               4.083
               4.084
               4.085
               4.086
               4.087
               4.088
               4.089
                4.09
               4.091
               4.092
               4.093
               4.094
               4.095
               4.096
               4.097
               4.098
               4.099
                 4.1
               4.101
               4.102
               4.103
               4.104
               4.105
               4.106
               4.107
               4.108
               4.109
                4.11
               4.111
               4.112
                  17                                        119               11/06/16
                  36                                        116               08/11/16
                  42                                        118               10/11/16
                  45                                        106               10/11/15
                  46                                        114               06/11/16
              46.001
              46.002
              46.003
                  48                                        117               09/11/16
                  56                                        118               10/11/16
                  57                                        116               08/11/16
                  58                                        115               07/11/16
                  63                                        118               10/06/16
                  75                                        116               08/11/16
                  77                                        116               08/11/16
                  84                                        112               04/11/16
                  87                                        118               10/11/16
                  89                                        118               10/06/16
                  91                                        111               03/11/16
                 101                                        118               10/06/16
                 102                                        120               12/06/16
                 112                                        115               07/11/16
                 127                                        117               09/11/16

Mortgage Loan Number   Remaining Amort Term (Mos.) for Balloon Mortgage Loan   Interest Accrual Method
--------------------   -----------------------------------------------------   -----------------------
                   1                                                      IO                Actual/360
               1.001
               1.002
               1.003
               1.004
                   3                                                      IO                Actual/360
               3.001
               3.002
                   4                                                     354                Actual/360
               4.001
               4.002
               4.003
               4.004
               4.005
               4.006
               4.007
               4.008
               4.009
                4.01
               4.011
               4.012
               4.013
               4.014
               4.015
               4.016
               4.017
               4.018
               4.019
                4.02
               4.021
               4.022
               4.023
               4.024
               4.025
               4.026
               4.027
               4.028
               4.029
                4.03
               4.031
               4.032
               4.033
               4.034
               4.035
               4.036
               4.037
               4.038
               4.039
                4.04
               4.041
               4.042
               4.043
               4.044
               4.045
               4.046
               4.047
               4.048
               4.049
                4.05
               4.051
               4.052
               4.053
               4.054
               4.055
               4.056
               4.057
               4.058
               4.059
                4.06
               4.061
               4.062
               4.063
               4.064
               4.065
               4.066
               4.067
               4.068
               4.069
                4.07
               4.071
               4.072
               4.073
               4.074
               4.075
               4.076
               4.077
               4.078
               4.079
                4.08
               4.081
               4.082
               4.083
               4.084
               4.085
               4.086
               4.087
               4.088
               4.089
                4.09
               4.091
               4.092
               4.093
               4.094
               4.095
               4.096
               4.097
               4.098
               4.099
                 4.1
               4.101
               4.102
               4.103
               4.104
               4.105
               4.106
               4.107
               4.108
               4.109
                4.11
               4.111
               4.112
                  17                                                     360                Actual/360
                  36                                                     420                Actual/360
                  42                                                     360                Actual/360
                  45                                                     346                Actual/360
                  46                                                     354                Actual/360
              46.001
              46.002
              46.003
                  48                                                      IO                Actual/360
                  56                                                     360                Actual/360
                  57                                                     360                Actual/360
                  58                                                     355                Actual/360
                  63                                                     360                Actual/360
                  75                                                     356                Actual/360
                  77                                                     360                Actual/360
                  84                                                     352                Actual/360
                  87                                                     360                Actual/360
                  89                                                     360                Actual/360
                  91                                                     351                Actual/360
                 101                                                     360                Actual/360
                 102                                                     360                Actual/360
                 112                                                     360                Actual/360
                 127                                                     360                Actual/360

Mortgage Loan Number  Loan Administrative Cost Rate   Master Servicing Fee Rate   Ground Lease  Mortgage Loan Seller  Originator
--------------------  -----------------------------   -------------------------   ------------  --------------------  ----------
                   1                          #REF!                     0.02000%       Various                   CGM         CGM
               1.001                                                                         N
               1.002                                                                         N
               1.003                                                                         Y
               1.004                                                                         N
                   3                          #REF!                     0.02000%             N                   CGM         CGM
               3.001                                                                         N
               3.002                                                                         N
                   4                          #REF!                     0.03000%       Various                   CGM         CGM
               4.001                                                                         N
               4.002                                                                         N
               4.003                                                                         N
               4.004                                                                         N
               4.005                                                                         N
               4.006                                                                         N
               4.007                                                                         N
               4.008                                                                         N
               4.009                                                                         N
                4.01                                                                         N
               4.011                                                                         N
               4.012                                                                         N
               4.013                                                                         N
               4.014                                                                         N
               4.015                                                                         N
               4.016                                                                         N
               4.017                                                                         N
               4.018                                                                         N
               4.019                                                                         N
                4.02                                                                         N
               4.021                                                                         N
               4.022                                                                         N
               4.023                                                                         N
               4.024                                                                         N
               4.025                                                                         N
               4.026                                                                         N
               4.027                                                                         N
               4.028                                                                         N
               4.029                                                                         N
                4.03                                                                         N
               4.031                                                                         N
               4.032                                                                         N
               4.033                                                                         N
               4.034                                                                         N
               4.035                                                                         N
               4.036                                                                         N
               4.037                                                                         N
               4.038                                                                         N
               4.039                                                                         N
                4.04                                                                         N
               4.041                                                                         N
               4.042                                                                         N
               4.043                                                                         N
               4.044                                                                         N
               4.045                                                                         N
               4.046                                                                         N
               4.047                                                                         N
               4.048                                                                         N
               4.049                                                                         N
                4.05                                                                         N
               4.051                                                                         N
               4.052                                                                         N
               4.053                                                                         N
               4.054                                                                         N
               4.055                                                                         N
               4.056                                                                         N
               4.057                                                                         N
               4.058                                                                         N
               4.059                                                                         N
                4.06                                                                         N
               4.061                                                                         N
               4.062                                                                         N
               4.063                                                                         N
               4.064                                                                         N
               4.065                                                                         N
               4.066                                                                         N
               4.067                                                                         N
               4.068                                                                         N
               4.069                                                                         N
                4.07                                                                         N
               4.071                                                                         N
               4.072                                                                         N
               4.073                                                                         N
               4.074                                                                         N
               4.075                                                                         N
               4.076                                                                         N
               4.077                                                                         N
               4.078                                                                         N
               4.079                                                                         N
                4.08                                                                         N
               4.081                                                                         N
               4.082                                                                         N
               4.083                                                                         N
               4.084                                                                         N
               4.085                                                                         N
               4.086                                                                         N
               4.087                                                                         N
               4.088                                                                         N
               4.089                                                                         N
                4.09                                                                         N
               4.091                                                                         N
               4.092                                                                         N
               4.093                                                                         N
               4.094                                                                         N
               4.095                                                                         N
               4.096                                                                         N
               4.097                                                                         N
               4.098                                                                         N
               4.099                                                                         Y
                 4.1                                                                         N
               4.101                                                                         N
               4.102                                                                         Y
               4.103                                                                         N
               4.104                                                                         N
               4.105                                                                         Y
               4.106                                                                         N
               4.107                                                                         N
               4.108                                                                         N
               4.109                                                                         N
                4.11                                                                         Y
               4.111                                                                         Y
               4.112                                                                         N
                  17                          #REF!                     0.02000%             N                   CGM         CGM
                  36                          #REF!                     0.04000%             N                   CGM         CGM
                  42                          #REF!                     0.02000%             N                   CGM         CGM
                  45                          #REF!                     0.02000%             N                   CGM         CGM
                  46                          #REF!                     0.06000%             N                   CGM         CGM
              46.001                                                                         N
              46.002                                                                         N
              46.003                                                                         N
                  48                        0.06080%                    0.06000%             N                   CGM         CGM
                  56                        0.02080%                    0.02000%             N                   CGM         CGM
                  57                        0.02080%                    0.02000%             N                   CGM         CGM
                  58                        0.02080%                    0.02000%             Y                   CGM         CGM
                  63                        0.02080%                    0.02000%             N                   CGM         CGM
                  75                        0.02080%                    0.02000%             N                   CGM         CGM
                  77                        0.02080%                    0.02000%             N                   CGM         CGM
                  84                        0.05080%                    0.05000%             N                   CGM         CGM
                  87                        0.02080%                    0.02000%             N                   CGM         CGM
                  89                        0.02080%                    0.02000%             N                   CGM         CGM
                  91                        0.09080%                    0.09000%             N                   CGM         CGM
                 101                        0.06080%                    0.06000%             N                   CGM         CGM
                 102                        0.06080%                    0.06000%             N                   CGM         CGM
                 112                        0.06080%                    0.06000%             N                   CGM         CGM
                 127                        0.02080%                    0.02000%             N                   CGM         CGM

Mortgage Loan Number   Defeasance Loan   Cross Collateralized and Cross Defaulted Loan Flag   Letter of Credit In-Place   ARD Loan
--------------------   ---------------   --------------------------------------------------   -------------------------   --------
                   1                 Y                                                    N                           N          N
               1.001
               1.002
               1.003
               1.004
                   3                 Y                                                    N                           N          N
               3.001
               3.002
                   4                 Y                                                    N                           N          N
               4.001
               4.002
               4.003
               4.004
               4.005
               4.006
               4.007
               4.008
               4.009
                4.01
               4.011
               4.012
               4.013
               4.014
               4.015
               4.016
               4.017
               4.018
               4.019
                4.02
               4.021
               4.022
               4.023
               4.024
               4.025
               4.026
               4.027
               4.028
               4.029
                4.03
               4.031
               4.032
               4.033
               4.034
               4.035
               4.036
               4.037
               4.038
               4.039
                4.04
               4.041
               4.042
               4.043
               4.044
               4.045
               4.046
               4.047
               4.048
               4.049
                4.05
               4.051
               4.052
               4.053
               4.054
               4.055
               4.056
               4.057
               4.058
               4.059
                4.06
               4.061
               4.062
               4.063
               4.064
               4.065
               4.066
               4.067
               4.068
               4.069
                4.07
               4.071
               4.072
               4.073
               4.074
               4.075
               4.076
               4.077
               4.078
               4.079
                4.08
               4.081
               4.082
               4.083
               4.084
               4.085
               4.086
               4.087
               4.088
               4.089
                4.09
               4.091
               4.092
               4.093
               4.094
               4.095
               4.096
               4.097
               4.098
               4.099
                 4.1
               4.101
               4.102
               4.103
               4.104
               4.105
               4.106
               4.107
               4.108
               4.109
                4.11
               4.111
               4.112
                  17                 Y                                                    N                           N          N
                  36                 Y                                                    N                           N          N
                  42                 Y                                                    N                           N          N
                  45                 N                                                    N                           N          N
                  46                 Y                                                    N                           N          Y
              46.001
              46.002
              46.003
                  48                 Y                                                    N                           N          N
                  56                 Y                                                    N                           N          N
                  57                 Y                                                    N                           N          N
                  58                 Y                                                    N                           N          N
                  63                 Y                                                    N                           N          N
                  75                 Y                                                    N                           N          N
                  77                 Y                                                    N                           N          N
                  84                 Y                                                    N                           N          N
                  87                 N                                                    N                           N          N
                  89                 Y                                                    N                           N          N
                  91                 Y                                                    N                           N          N
                 101                 Y                                                    N                           N          N
                 102                 Y                                                    N                           N          N
                 112                 Y                                                    N                           N          N
                 127                 Y                                                    N                           N          N

Mortgage Loan Number   Anticipated Repayment Date                          If ARD loan, Additional Interest Rate
--------------------   --------------------------   ------------------------------------------------------------
                   1
               1.001
               1.002
               1.003
               1.004
                   3
               3.001
               3.002
                   4
               4.001
               4.002
               4.003
               4.004
               4.005
               4.006
               4.007
               4.008
               4.009
                4.01
               4.011
               4.012
               4.013
               4.014
               4.015
               4.016
               4.017
               4.018
               4.019
                4.02
               4.021
               4.022
               4.023
               4.024
               4.025
               4.026
               4.027
               4.028
               4.029
                4.03
               4.031
               4.032
               4.033
               4.034
               4.035
               4.036
               4.037
               4.038
               4.039
                4.04
               4.041
               4.042
               4.043
               4.044
               4.045
               4.046
               4.047
               4.048
               4.049
                4.05
               4.051
               4.052
               4.053
               4.054
               4.055
               4.056
               4.057
               4.058
               4.059
                4.06
               4.061
               4.062
               4.063
               4.064
               4.065
               4.066
               4.067
               4.068
               4.069
                4.07
               4.071
               4.072
               4.073
               4.074
               4.075
               4.076
               4.077
               4.078
               4.079
                4.08
               4.081
               4.082
               4.083
               4.084
               4.085
               4.086
               4.087
               4.088
               4.089
                4.09
               4.091
               4.092
               4.093
               4.094
               4.095
               4.096
               4.097
               4.098
               4.099
                 4.1
               4.101
               4.102
               4.103
               4.104
               4.105
               4.106
               4.107
               4.108
               4.109
                4.11
               4.111
               4.112
                  17
                  36
                  42
                  45
                  46                     06/11/16   Greater of interest rate plus 2% or Annualized Yield plus 3%
              46.001
              46.002
              46.003
                  48
                  56
                  57
                  58
                  63
                  75
                  77
                  84
                  87
                  89
                  91
                 101
                 102
                 112
                 127

Mortgage Loan Number   Serviced Loan Combination?
--------------------   --------------------------
                   1                            N
               1.001
               1.002
               1.003
               1.004
                   3                            N
               3.001
               3.002
                   4                            N
               4.001
               4.002
               4.003
               4.004
               4.005
               4.006
               4.007
               4.008
               4.009
                4.01
               4.011
               4.012
               4.013
               4.014
               4.015
               4.016
               4.017
               4.018
               4.019
                4.02
               4.021
               4.022
               4.023
               4.024
               4.025
               4.026
               4.027
               4.028
               4.029
                4.03
               4.031
               4.032
               4.033
               4.034
               4.035
               4.036
               4.037
               4.038
               4.039
                4.04
               4.041
               4.042
               4.043
               4.044
               4.045
               4.046
               4.047
               4.048
               4.049
                4.05
               4.051
               4.052
               4.053
               4.054
               4.055
               4.056
               4.057
               4.058
               4.059
                4.06
               4.061
               4.062
               4.063
               4.064
               4.065
               4.066
               4.067
               4.068
               4.069
                4.07
               4.071
               4.072
               4.073
               4.074
               4.075
               4.076
               4.077
               4.078
               4.079
                4.08
               4.081
               4.082
               4.083
               4.084
               4.085
               4.086
               4.087
               4.088
               4.089
                4.09
               4.091
               4.092
               4.093
               4.094
               4.095
               4.096
               4.097
               4.098
               4.099
                 4.1
               4.101
               4.102
               4.103
               4.104
               4.105
               4.106
               4.107
               4.108
               4.109
                4.11
               4.111
               4.112
                  17                            N
                  36                            N
                  42                            N
                  45                            N
                  46                            N
              46.001
              46.002
              46.003
                  48                            N
                  56                            N
                  57                            N
                  58                            N
                  63                            N
                  75                            N
                  77                            N
                  84                            N
                  87                            N
                  89                            N
                  91                            N
                 101                            N
                 102                            N
                 112                            N
                 127                            N

                                    EXHIBIT B

                  Mortgage Loan Representations and Warranties

            1) Mortgage Loan Schedule. The information set forth in the Mortgage Loan Schedule is complete, true and correct in all material respects as of the date of this Agreement and as of the Cut-off Date.

            2) Whole Loan; Ownership of Mortgage Loans. Each Mortgage Loan is a whole loan and not a participation interest in a mortgage loan. Immediately prior to the transfer to the Purchaser of the Mortgage Loans, the Seller had good title to, and was the sole owner of, each Mortgage Loan. The Seller has full right, power and authority to transfer and assign each of the Mortgage Loans to or at the direction of the Purchaser and has validly and effectively conveyed (or caused to be conveyed) to the Purchaser or its designee all of the Seller's legal and beneficial interest in and to the Mortgage Loans free and clear of any and all pledges, liens, charges, security interests and/or other encumbrances. The sale of the Mortgage Loans to the Purchaser or its designee does not require the Seller to obtain any governmental or regulatory approval or consent that has not been obtained.

            3) Payment Record. No scheduled payment of principal and interest under any Mortgage Loan was 30 days or more past due as of the Cut-off Date, and no Mortgage Loan was 30 days or more delinquent in the twelve-month period immediately preceding the Cut-off Date.

            4) Lien; Valid Assignment. None of the matters referred to in clauses (B), (C) or (D) of the definition of "Permitted Liens" (as defined below), individually or in the aggregate, materially interferes with the security intended to be provided by such Mortgage, the marketability or current use of the Mortgaged Property, or the current ability of the Mortgaged Property to generate operating income sufficient to service the Mortgage Loan debt. The related assignment of such Mortgage executed and delivered in favor of the Trustee is in recordable form and constitutes a legal, valid and binding assignment, sufficient to convey to the assignee named therein all of the assignor's right, title and interest in, to and under such Mortgage. Such Mortgage, together with any separate security agreements, chattel mortgages or equivalent instruments, establishes and creates a valid and, subject to the exceptions set forth in paragraph 13 below, enforceable security interest in favor of the holder thereof in all of the related Mortgagor's personal property used in, and reasonably necessary to operate, the related Mortgaged Property. In the case of a Mortgaged Property operated as a hotel or an assisted living facility, the Mortgagor's personal property includes all personal property that a prudent mortgage lender making a similar Mortgage Loan would deem reasonably necessary to operate the related Mortgaged Property as it is currently being operated. A Uniform Commercial Code financing statement has been filed and/or recorded in all places necessary to perfect a valid security interest in personal property located on the Mortgaged Property that is owned by the Mortgagor and either (i) is reasonably necessary to operate the Mortgaged Property or (ii) is (as indicated in the appraisal obtained in connection with the origination of the related Mortgage Loan) material to the value of the Mortgaged Property, to the extent a security interest may be so created therein, and such security interest is a first priority security interest, subject to any prior purchase money security interest or a sale and leaseback financing arrangement in such personal property and any personal property leases applicable to such personal property. Notwithstanding the foregoing, no representation is made as to the perfection of any security interest in rents or other personal property to the extent that possession or control of such items or actions other than the filing of Uniform Commercial Code financing statements are required in order to effect such perfection.

      "Permitted Liens" shall mean, (A) the lien for current real estate taxes and assessments not yet due and payable, (B) covenants, conditions and restrictions, rights of way, easements and other matters that are of public record and/or are referred to in the related mortgagee's title insurance policy, (C) exceptions and exclusions specifically referred to in such mortgagee's title insurance policy, (D) other matters to which like properties are commonly subject, (E) the lien created through the cross-collateralization of the subject Mortgage Loan with another Mortgage Loan.

            5) Assignment of Leases and Rents. The Assignment of Leases related to and delivered in connection with each Mortgage Loan establishes and creates a valid, subsisting and, subject to the exceptions set forth in paragraph 13 below, enforceable first priority lien and first priority security interest in the related Mortgagor's interest in all leases, sub-leases, licenses or other agreements pursuant to which any person is entitled to occupy, use or possess all or any portion of the real property subject to the related Mortgage, and each assignor thereunder has the full right to assign the same. The related assignment of any Assignment of Leases not included in a Mortgage has been executed and delivered in favor of the Trustee and is in recordable form and constitutes a legal, valid and binding assignment, sufficient to convey to the assignee named therein all of the assignor's right, title and interest in, to and under such Assignment of Leases.

            6) Mortgage Status; Waivers and Modifications. No Mortgage has been satisfied, cancelled, rescinded or subordinated in whole or in part, and the related Mortgaged Property has not been released from the lien of such Mortgage, in whole or in part (except for partial reconveyances of real property that are set forth on Schedule B-1 to this Exhibit B), nor has any instrument been executed that would effect any such satisfaction, cancellation, subordination, rescission or release, in any manner that, in each case, materially adversely affects the value of the related Mortgaged Property. None of the terms of any Mortgage Note, Mortgage or Assignment of Leases has been impaired, waived, altered or modified in any respect, except by written instruments, all of which are included in the related Mortgage File since the date upon which the due diligence file related to the applicable Mortgage Loan was delivered to CWCapital Investments LLC, or an affiliate.

            7) Condition of Property; Condemnation. (i) With respect to the Mortgaged Properties securing the Mortgage Loans that were the subject of an engineering report within 18 months prior to the Cut-off Date as set forth on Schedule B-1 to this Exhibit B, each Mortgaged Property is, to the Seller's knowledge, free and clear of any damage (or adequate reserves therefor have been established) that would materially and adversely affect its value as security for the related Mortgage Loan, and (ii) with respect to the Mortgaged Properties securing the Mortgage Loans that were not the subject of an engineering report within 18 months prior to the Cut-off Date as set forth on Schedule B-1 to this Exhibit B, each Mortgaged Property is in good repair and condition and all building systems contained therein are in good working order (or adequate reserves therefor have been established) and each Mortgaged Property is free of structural defects, in each case, that would materially and adversely affect its value as security for the related Mortgage Loan as of the date hereof. The Seller has received no notice of the commencement of any proceeding for the condemnation of all or any material portion of any Mortgaged Property. To the Seller's knowledge (based on surveys and/or title insurance obtained in connection with the origination of the Mortgage Loans), as of the date of the origination of each Mortgage Loan, all of the material improvements on the related Mortgaged Property that were considered in determining the appraised value of the Mortgaged Property lay wholly within the boundaries and building restriction lines of such property and do not encroach on any third party easements on the Mortgaged Property, except for encroachments that are insured against by the mortgagee's title insurance policy referred to herein or that do not materially and adversely affect the value or marketability of such Mortgaged Property, and no improvements on adjoining properties materially encroached upon such Mortgaged Property so as to materially and adversely affect the value or marketability of such Mortgaged Property, except those encroachments that are insured against by the Title Policy referred to herein.

            8) Title Insurance. Each Mortgaged Property is covered by an American Land Title Association (or an equivalent form of) mortgagee's title insurance policy or a marked-up title insurance commitment (on which the required premium has been paid) which evidences such title insurance policy (the "Title Policy") in the original principal amount of the related Mortgage Loan after all advances of principal. Each Title Policy insures that the related Mortgage is a valid first priority lien on such Mortgaged Property, subject only to Permitted Liens. Each Title Policy (or, if it has yet to be issued, the coverage to be provided thereby) is in full force and effect, all premiums thereon have been paid, and no material claims have been made thereunder and no claims have been paid thereunder. No holder of the related Mortgage has done, by act or omission, anything that would materially impair the coverage under such Title Policy. Immediately following the transfer and assignment of the related Mortgage Loan to the Trustee, such Title Policy (or, if it has yet to be issued, the coverage to be provided thereby) will inure to the benefit of the Trustee without the consent of or notice to the insurer. To the Seller's knowledge, the insurer issuing such Title Policy is qualified to do business in the jurisdiction in which the related Mortgaged Property is located.

            9) No Holdbacks. The proceeds of each Mortgage Loan have been fully disbursed and there is no obligation for future advances with respect thereto. With respect to each Mortgage Loan, any and all requirements as to completion of any on-site or off-site improvement and as to disbursements of any funds escrowed for such purpose that were to have been complied with on or before the Closing Date have been complied with, or any such funds so escrowed have not been released.

            10) Mortgage Provisions. The Mortgage Note or Mortgage for each Mortgage Loan, together with applicable state law, contains customary and enforceable provisions (subject to the exceptions set forth in paragraph
      13) such as to render the rights and remedies of the holder thereof adequate for the practical realization against the related Mortgaged Property of the principal benefits of the security intended to be provided thereby.

            11) Trustee under Deed of Trust. If any Mortgage is a deed of trust,
      (i) a trustee, duly qualified under applicable law to serve as such, is properly designated and serving under such Mortgage, and (ii) no fees or expenses are payable to such trustee by the Seller, the Purchaser or any transferee thereof except in connection with a trustee's sale after default by the related Mortgagor or in connection with any full or partial release of the related Mortgaged Property or related security for the related Mortgage Loan.

            12) Environmental Conditions.

                  i) With respect to the Mortgaged Properties securing the
            Mortgage Loans that were the subject of an environmental site assessment within 18 months prior to the Cut-off Date as set forth on Schedule B-1 to this Exhibit B, an environmental site assessment (meeting American Society for Testing and Materials standards), or an update of a previous such report, was performed with respect to each Mortgaged Property in connection with the origination or the sale of the related Mortgage Loan, a report of each such assessment (or the most recent assessment with respect to each Mortgaged Property) (an "Environmental Report") has been delivered to the Purchaser, and the Seller has no knowledge of any material and adverse environmental condition or circumstance affecting any Mortgaged Property that was not disclosed in such report. Each Mortgage requires the related Mortgagor to comply with all applicable federal, state and local environmental laws and regulations. Where such assessment disclosed the existence of a material and adverse environmental condition or circumstance affecting any Mortgaged Property, (i) a party not related to the Mortgagor was identified as the responsible party for such condition or circumstance, (ii) a party related to the Mortgagor having financial resources reasonably estimated to be adequate to address the situation is required to take action, or (iii) environmental insurance covering such condition was obtained or must be maintained until the condition is remediated, or (iv) the related Mortgagor was required either to provide additional security that was deemed to be sufficient by the originator in light of the circumstances and/or to establish an operations and maintenance plan. In the case of each Mortgage Loan set forth on Schedule B-1 to this Exhibit B, (i) such Mortgage Loan is the subject of a Secured Creditor Impaired Property Policy, issued by the issuer set forth on Schedule B-1 (the "Policy Issuer") and effective as of the date thereof (the "Environmental Insurance Policy"), (ii) the Environmental Insurance Policy is in full force and effect, (iii)(a) a property condition or engineering report was prepared, if the related Mortgaged Property was constructed prior to 1985, with respect to asbestos containing materials ("ACM") and, if the related Mortgaged Property is a multifamily property, with respect to radon gas ("RG") and lead based paint ("LBP") and (b) if such report disclosed the existence of a material and adverse LBP, ACM or RG environmental condition or circumstance affecting the related Mortgaged Property, the related Mortgagor (A) was required to remediate the identified condition prior to closing the Mortgage Loan or provide additional security or establish with the mortgagee a reserve from loan proceeds, in an amount deemed to be sufficient by the Seller, for the remediation of the problem, and/or (B) agreed in the Mortgage Loan documents to establish an operations and maintenance plan after the closing of the Mortgage Loan, (iv) on the effective date of the Environmental Insurance Policy, Seller as originator had no knowledge of any material and adverse environmental condition or circumstance affecting the Mortgaged Property (other than the existence of LBP, ACM or RG) that was not disclosed to the Policy Issuer in one or more of the following: (a) the application for insurance, (b) a borrower questionnaire that was provided to the Policy Issuer, or
            (c) an engineering or other report provided to the Policy Issuer, and (v) the premium of any Environmental Insurance Policy has been paid through the maturity of the policy's term and the term of such policy extends at least five years beyond the maturity of the Mortgage Loan.

                  ii) With respect to the Mortgaged Properties securing the
            Mortgage Loans that were not the subject of an environmental site assessment within 18 months prior to the Cut-off Date as set forth on Schedule B-1 to this Exhibit B, (i) no Hazardous Material is present on such Mortgaged Property such that (1) the value of such Mortgaged Property is materially and adversely affected or (2) under applicable federal, state or local law, (a) such Hazardous Material could be required to be eliminated at a cost materially and adversely affecting the value of the Mortgaged Property before such Mortgaged Property could be altered, renovated, demolished or transferred, or (b) the presence of such Hazardous Material could (upon action by the appropriate governmental authorities) subject the owner of such Mortgaged Property, or the holders of a security interest therein, to liability for the cost of eliminating such Hazardous Material or the hazard created thereby at a cost materially and adversely affecting the value of the Mortgaged Property, and (ii) such Mortgaged Property is in material compliance with all applicable federal, state and local laws pertaining to Hazardous Materials or environmental hazards, any noncompliance with such laws does not have a material adverse effect on the value of such Mortgaged Property, and neither Seller nor, to Seller's knowledge, the related Mortgagor or any current tenant thereon, has received any notice of violation or potential violation of any such law.

                  iii) "Hazardous Materials" means gasoline, petroleum products, explosives, radioactive materials, polychlorinated biphenyls or related or similar materials and any other substance or material as may be defined as a hazardous or toxic substance by any federal, state or local environmental law ordinance, rule, regulation or order, including without limitation, the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended (42 U.S.C. ss.ss. 9601 et seq.), the Hazardous Materials Transportation Act as amended (42 U.S.C. ss.ss. 6901 et seq.), the Federal Water Pollution Control Act as amended (33 U.S.C. ss.ss. 1251 et seq.), the Clean Air Act (42 U.S.C. ss.ss. 1251 et seq.) and any regulations promulgated pursuant thereto.

            13) Loan Document Status. Each Mortgage Note, Mortgage and other agreement that evidences or secures such Mortgage Loan and was executed by or on behalf of the related Mortgagor is the legal, valid and binding obligation of the maker thereof (subject to any non-recourse provisions contained in any of the foregoing agreements and any applicable state anti-deficiency or market value limit deficiency legislation), enforceable in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally, and by general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law) and there is no valid defense, counterclaim or right of offset or rescission available to the related Mortgagor with respect to such Mortgage Note, Mortgage or other agreement.

            14) Insurance. Each Mortgaged Property is, and is required pursuant to the related Mortgage to be, insured by (a) a fire and extended perils insurance policy providing coverage against loss or damage sustained by reason of fire, lightning, windstorm, hail, explosion, riot, civil commotion, aircraft, vehicles and smoke, and, to the extent required as of the date of origination by the originator of such Mortgage Loan consistent with its normal commercial mortgage lending practices, against other risks insured against by persons operating like properties in the locality of the Mortgaged Property in an amount not less than the lesser of the principal balance of the related Mortgage Loan and the replacement cost of the Mortgaged Property, and contains no provisions for a deduction for depreciation, and not less than the amount necessary to avoid the operation of any co-insurance provisions with respect to the Mortgaged Property; (b) a business interruption or rental loss insurance policy, in an amount at least equal to six months of operations of the Mortgaged Property; (c) a flood insurance policy (if any portion of buildings or other structures on the Mortgaged Property are located in an area identified by the Federal Emergency Management Agency as having special flood hazards and the Federal Emergency Management Agency requires flood insurance to be maintained); (d) a comprehensive general liability insurance policy in amounts as are generally required by commercial mortgage lenders, and in any event not less than $1 million per occurrence; and (e) if the Mortgaged Property is located in Florida or within 25 miles of the coast of Texas, Louisiana, Mississippi, Alabama, Georgia, North Carolina or South Carolina, windstorm insurance in an amount at least equal to the lesser of (i) the outstanding principal balance of such Mortgage Loan and (ii) 100% of the full insurable value, or 100% of the replacement cost, of the improvements located on the related Mortgaged Property. An architectural or engineering consultant has performed an analysis of each of the Mortgaged Properties located in seismic zone 3 or 4 in order to evaluate the structural and seismic condition of such property, for the sole purpose of assessing the probable maximum loss ("PML") for the Mortgaged Property in the event of an earthquake. In such instance, the PML was based on a 475-year lookback with a 10% probability of exceedance in a 50-year period. If a seismic report concluded that the PML on a Mortgaged Property would exceed 20% of the amount of the replacement costs of the improvements, earthquake insurance by an insurer rated at least "A-:V" (or the equivalent) by A.M. Best Company or "BBB-" (or the equivalent) from S&P or Fitch. Such insurance policy contains a standard mortgagee clause that names the mortgagee as an additional insured in the case of liability insurance policies and as a loss payee in the case of property insurance policies and requires prior notice to the holder of the Mortgage of termination or cancellation. No such notice has been received, including any notice of nonpayment of premiums, that has not been cured. Each Mortgage obligates the related Mortgagor to maintain all such insurance and, upon such Mortgagor's failure to do so, authorizes the holder of the Mortgage to maintain such insurance at the Mortgagor's cost and expense and to seek reimbursement therefor from such Mortgagor. Each Mortgage provides that casualty insurance proceeds will be applied (a) to the restoration or repair of the related Mortgaged Property, (b) to the restoration or repair of the related Mortgaged Property, with any excess insurance proceeds after restoration or repair being paid to the Mortgagor, or (c) to the reduction of the principal amount of the Mortgage Loan.

            15) Taxes and Assessments. As of the Closing Date, there are no delinquent or unpaid taxes, assessments (including assessments payable in future installments) or other outstanding charges affecting any Mortgaged Property that are or may become a lien of priority equal to or higher than the lien of the related Mortgage. For purposes of this representation and warranty, real property taxes and assessments shall not be considered unpaid until the date on which interest or penalties would be first payable thereon.

            16) Mortgagor Bankruptcy. No Mortgaged Property, nor any portion thereof is the subject of, and no Mortgagor under a Mortgage loan is, a debtor in any state or federal bankruptcy or insolvency or similar proceeding.

            17) Leasehold Estate. Each Mortgaged Property consists of a fee simple estate in real estate or, if the related Mortgage Loan is secured in whole or in part by the interest of a Mortgagor as a lessee under a ground lease of a Mortgaged Property (a "Ground Lease"), by the related Mortgagor's interest in the Ground Lease but not by the related fee interest in such Mortgaged Property (the "Fee Interest"), and as to such Ground Leases:

                  i) Such Ground Lease or a memorandum thereof has been or will be duly recorded; such Ground Lease (or the related estoppel letter or lender protection agreement between the Seller and related lessor) does not prohibit the current use of the Mortgaged Property and does not prohibit the interest of the lessee thereunder to be encumbered by the related Mortgage; and there has been no material change in the payment terms of such Ground Lease since the origination of the related Mortgage Loan, with the exception of material changes reflected in written instruments that are a part of the related Mortgage File;

                  ii) The lessee's interest in such Ground Lease is not subject to any liens or encumbrances superior to, or of equal priority with, the related Mortgage, other than Permitted Liens;

                  iii) The Mortgagor's interest in such Ground Lease is
            assignable to the Purchaser and its successors and assigns upon notice to, but without the consent of, the lessor thereunder (or, if such consent is required, it has been obtained prior to the Closing
            Date) and, in the event that it is so assigned, is further assignable by the Purchaser and its successors and assigns upon notice to, but without the need to obtain the consent of, such lessor or if such lessor's consent is required it cannot be unreasonably withheld;

                  iv) Such Ground Lease is in full force and effect, and the
            Ground Lease provides that no material amendment to such Ground Lease is binding on a mortgagee unless the mortgagee has consented thereto, and the Seller has received no notice that an event of default has occurred thereunder, and, to the Seller's knowledge, there exists no condition that, but for the passage of time or the giving of notice, or both, would result in an event of default under the terms of such Ground Lease;

                  v) Such Ground Lease or an estoppel letter or other agreement,
            (A) requires the lessor under such Ground Lease to give notice of any default by the lessee to the holder of the Mortgage; and (B) provides that no notice of termination given under such Ground Lease is effective against the holder of the Mortgage unless a copy of such notice has been delivered to such holder and the lessor has offered or is required to enter into a new lease with such holder on terms that do not materially vary from the economic terms of the Ground Lease.

                  vi) A mortgagee is permitted a reasonable opportunity
            (including, where necessary, sufficient time to gain possession of the interest of the lessee under such Ground Lease) to cure any default under such Ground Lease, which is curable after the receipt of notice of any such default, before the lessor thereunder may terminate such Ground Lease;

                  vii) Such Ground Lease has an original term (including any extension options set forth therein) which extends not less than twenty years beyond the Stated Maturity Date of the related Mortgage Loan;

                  viii) Under the terms of such Ground Lease and the related
            Mortgage, taken together, any related insurance proceeds or condemnation award awarded to the holder of the ground lease interest will be applied either (A) to the repair or restoration of all or part of the related Mortgaged Property, with the mortgagee or a trustee appointed by the related Mortgage having the right to hold and disburse such proceeds as the repair or restoration progresses (except in such cases where a provision entitling a third party to hold and disburse such proceeds would not be viewed as commercially unreasonable by a prudent commercial mortgage lender), or (B) to the payment of the outstanding principal balance of the Mortgage Loan together with any accrued interest thereon;

                  ix) Such Ground Lease does not impose any restrictions on
            subletting which would be viewed as commercially unreasonable by prudent commercial mortgage lenders lending on a similar Mortgaged Property in the lending area where the Mortgaged Property is located; and such Ground Lease contains a covenant that the lessor thereunder is not permitted, in the absence of an uncured default, to disturb the possession, interest or quiet enjoyment of the lessee thereunder for any reason, or in any manner, which would materially adversely affect the security provided by the related Mortgage; and

                  x) Such Ground Lease requires the Lessor to enter into a new lease upon termination of such Ground Lease or if such Ground Lease is rejected in a bankruptcy proceeding.

            18) Qualified Mortgage. Such Mortgage Loan is a "qualified mortgage" within the meaning of Section 860G(a)(3) of the Code and Treasury regulation section 1.860G-2(a), and the related Mortgaged Property, if acquired in connection with the default or imminent default of such Mortgage Loan, would constitute "foreclosure property" within the meaning of Section 860G(a)(8) (without regard to Section 856(e)(4) of the Code).

            19) Escrow Deposits. All escrow deposits and payments relating to each Mortgage Loan that are, as of the Closing Date, required to be deposited or paid have been so deposited or paid.

            20) Advancement of Funds by the Seller. No holder of a Mortgage Loan has advanced funds or induced, solicited or knowingly received any advance of funds from a party other than the owner of the related Mortgaged Property, directly or indirectly, for the payment of any amount required by such Mortgage Loan.

            21) No Mechanics' Liens. Each Mortgaged Property is free and clear of any and all mechanics' and materialmen's liens that are prior or equal to the lien of the related Mortgage, and no rights are outstanding that under law could give rise to any such lien that would be prior or equal to the lien of the related Mortgage except, in each case, for liens insured against by the Title Policy referred to herein.

            22) Compliance with Usury Laws. Each Mortgage Loan complied with all applicable usury laws in effect at its date of origination.

            23) Cross-collateralization. Except as set forth on Schedule B-1 to this Exhibit B, no Mortgage Loan is cross-collateralized or cross-defaulted with any loan other than one or more other Mortgage Loans.

            24) Releases of Mortgaged Property. Since origination, no material portion of the related Mortgaged Property has been released from the lien of the related Mortgage, in any manner which materially and adversely affects the value of the Mortgage Loan or materially interferes with the security intended to be provided by such Mortgage. The terms of the related Mortgage or related Mortgage Loan documents do not provide for release of any material portion of the Mortgaged Property from the lien of the Mortgage except (a) in consideration of payment therefor of not less than 125% of the related allocated loan amount of such Mortgaged Property,
      (b) upon payment in full of such Mortgage Loan, (c) upon defeasance permitted under the terms of such Mortgage Loan by means of substituting for the Mortgaged Property (or, in the case of a Mortgage Loan secured by multiple Mortgaged Properties, one or more of such Mortgaged Properties) "government securities", as defined in the Investment Company Act of 1940, as amended, sufficient to pay the Mortgage Loan in accordance with its terms, (d) upon substitution of a replacement property with respect to such Mortgage Loan as set forth on Schedule B-1 hereto, (e) where release is conditional upon the satisfaction of certain objective underwriting and legal requirements, the satisfaction of which would be acceptable to a reasonably prudent commercial mortgage lender and the payment of a release price that represents at least 125% of the appraised value of such Mortgaged Property or (f) releases of unimproved out-parcels or other portions of the Mortgaged Property which will not have a material adverse effect on the underwritten value of the security for the Mortgage Loan and which were not afforded any value in the appraisal obtained at the origination of the Mortgage Loan.

            25) No Equity Participation or Contingent Interest. No Mortgage Loan contains any equity participation by the mortgagee or provides for negative amortization (except that the ARD Loan may provide for the accrual of interest at an increased rate after the Anticipated Repayment
      Date) or for any contingent or additional interest in the form of participation in the cash flow of the related Mortgaged Property.

            26) No Material Default. There exists no material Event of Default, breach, violation or event of acceleration (and, to the Seller's actual knowledge, no event which, with the passage of time or the giving of notice, or both, would constitute any of the foregoing) under the documents evidencing or securing the Mortgage Loan, in any such case to the extent the same materially and adversely affects the value of the Mortgage Loan and the related Mortgaged Property; provided, however, that this representation and warranty does not address or otherwise cover any default, breach, violation or event of acceleration that specifically pertains to any matter otherwise covered by any other representation and warranty made by the Seller in any of paragraphs 3, 7, 12, 14, 15, 16 and 17 of this Exhibit B.

            27) Inspections. The Seller (or if the Seller is not the originator, the originator of the Mortgage Loan) has inspected or caused to be inspected each Mortgaged Property in connection with the origination of the related Mortgage Loan.

            28) Local Law Compliance. Based on due diligence considered reasonable by prudent commercial mortgage lenders in the lending area where the Mortgaged Property is located, the improvements located on or forming part of each Mortgaged Property comply with applicable zoning laws and ordinances, or constitute a legal non-conforming use or structure or, if any such improvement does not so comply, such non-compliance does not materially and adversely affect the value of the related Mortgaged Property, such value as determined by the appraisal performed at origination or in connection with the sale of the related Mortgage Loan by the Seller hereunder.

            29) Junior Liens. None of the Mortgage Loans permits the related Mortgaged Property to be encumbered by any lien (other than a Permitted Encumbrance) junior to or of equal priority with the lien of the related Mortgage without the prior written consent of the holder thereof or the satisfaction of debt service coverage or similar criteria specified therein. The Seller has no knowledge that any of the Mortgaged Properties is encumbered by any lien junior to the lien of the related Mortgage.

            30) Actions Concerning Mortgage Loans. To the knowledge of the Seller, there are no actions, suits, or proceedings before any court, administrative agency or arbitrator concerning any Mortgage Loan, Mortgagor or related Mortgaged Property that might adversely affect title to the Mortgaged Property or the validity or enforceability of the related Mortgage or that might materially and adversely affect the value of the Mortgaged Property as security for the Mortgage Loan or the use for which the premises were intended.

            31) Servicing. The servicing and collection practices used by the Seller or any prior holder or servicer of each Mortgage Loan have been in all material respects legal, proper and prudent and have met customary industry standards.

            32) Licenses and Permits. To the Seller's knowledge, based on due diligence that it customarily performs in the origination of comparable mortgage loans, as of the date of origination of each Mortgage Loan or as of the date of the sale of the related Mortgage Loan by the Seller hereunder, the related Mortgagor was in possession of all material licenses, permits and franchises required by applicable law for the ownership and operation of the related Mortgaged Property as it was then operated.

            33) Assisted Living Facility Regulation. If the Mortgaged Property is operated as an assisted living facility, to the Seller's knowledge (a) the related Mortgagor is in compliance in all material respects with all federal and state laws applicable to the use and operation of the related Mortgaged Property, and (b) if the operator of the Mortgaged Property participates in Medicare or Medicaid programs, the facility is in compliance in all material respects with the requirements for participation in such programs.

            34) Collateral in Trust. The Mortgage Note for each Mortgage Loan is not secured by a pledge of any collateral that has not been assigned to the Purchaser.

            35) Due on Sale. Each Mortgage Loan contains a "due on sale" clause, which provides for the acceleration of the payment of the unpaid principal balance of the Mortgage Loan if, without prior written consent of the holder of the Mortgage, the property subject to the Mortgage or any material portion thereof, or a controlling interest in the related Mortgagor, is transferred, sold, or encumbered; provided, however, that certain Mortgage Loans provide a mechanism for the assumption of the loan by a third party upon the Mortgagor's satisfaction of certain conditions precedent, and upon payment of a transfer fee, if any, or transfer of interests in the Mortgagor or constituent entities of the Mortgagor to a third party or parties related to the Mortgagor upon the Mortgagor's satisfaction of certain conditions precedent.

            36) Single Purpose Entity. Each Mortgage Loan with a Cut-off Date Principal Balance in excess of $5 million requires the Mortgagor to be for at least as long as the Mortgage Loan is outstanding and, to the Seller's knowledge, each such Mortgagor is, a Single Purpose Entity, the organizational documents of the Mortgagor with respect to each Mortgage Loan with a Cut-off Date Principal Balance in excess of $15 million provide that the Mortgagor is a Single Purpose Entity and each Mortgage Loan with a Cut-off Date Principal Balance of $20 million or more has a counsel's opinion regarding non-consolidation of the Mortgagor in any insolvency proceeding involving any other party. For this purpose, a "Single Purpose Entity" shall mean an entity, other than an individual, whose organizational documents (or if the Mortgage Loan has a Cut-off Date Principal Balance equal to $15 million or less, its organizational documents or Mortgage Loan documents) provide substantially to the effect that it was formed or organized solely for the purpose of owning and operating one or more of the Mortgaged Properties securing the Mortgage Loans and prohibit it from engaging in any business unrelated to such Mortgaged Property or Properties, and whose organizational documents further provide, or which entity represented in the related Mortgage Loan documents, substantially to the effect that it does not have any assets other than those related to its interest in and operation of such Mortgaged Property or Properties, or any indebtedness other than as permitted by the related Mortgage(s) or the other related Mortgage Loan documents, that it has its own books and records and accounts separate and apart from any other person (other than a Mortgagor for a Mortgage Loan that is cross-collateralized and cross-defaulted with the related Mortgage
      Loan), and that it holds itself out as a legal entity, separate and apart from any other person.

            37) Non-Recourse Exceptions. The Mortgage Loan documents for each Mortgage Loan provide that such Mortgage Loan constitutes either (a) the recourse obligations of at least one natural person or (b) the non-recourse obligations of the related Mortgagor, provided that at least one natural person (and the Mortgagor if the Mortgagor is not a natural person) is liable to the holder of the Mortgage Loan for damages arising in the case of fraud or willful misrepresentation by the Mortgagor, misappropriation of rents, insurance proceeds, or condemnation awards and breaches of the environmental covenants in the Mortgage Loan documents.

            38) Defeasance and Assumption Costs. The related Mortgage Loan Documents provide that the related borrower is responsible for the payment of all reasonable costs and expenses of the mortgagee incurred in connection with the defeasance of such Mortgage Loan and the release of the related Mortgaged Property, and the borrower is required to pay all reasonable costs and expenses of the mortgagee associated with the approval of an assumption of such Mortgage Loan.

            39) Defeasance. No Mortgage Loan provides that it can be defeased until the date that is more than two years after the Closing Date or provides that it can be defeased with any property other than government securities (as defined in Section 2(a)(16) of the Investment Company Act of 1940, as amended) or any direct non-callable security issued or guaranteed as to principal or interest by the United States.

            40) Prepayment Premiums. As of the applicable date of origination of each such Mortgage Loan, any prepayment premiums and yield maintenance charges payable under the terms of the Mortgage Loans, in respect of voluntary prepayments, constituted customary prepayment premiums and yield maintenance charges for commercial mortgage loans.

            41) Utilities. Each Mortgaged Property is served by public utilities, water and sewer (or septic facilities) and otherwise appropriate for the use in which the Mortgaged Property is currently being utilized.

            42) Single Asset REMIC. With respect to each of the single asset REMICs, there has been no amendment, waiver, impairment, alteration, or modification to any provision of the related REMIC declaration or to any provisions of the related Mortgage Loan documents since the startup day of the single asset REMIC. With respect to each of the single asset REMICs, the single asset REMIC has been administered, the related Mortgage Loan has been serviced, and each provision of the related REMIC declaration has been complied with in a manner such that the single asset REMIC has not failed to qualify as a REMIC for federal income tax purposes at any time since the Startup Day.

            43) Separate Tax Lots. Each related Mortgaged Property constitutes one or more complete separate tax lots (or the related Mortgagor has covenanted to obtain separate tax lots and a Person has indemnified the mortgagee for any loss suffered in connection therewith or an escrow of funds in an amount sufficient to pay taxes resulting from a breach thereof has been established) or is subject to an endorsement under the related title insurance policy.

            44) No Fraud. In the origination and servicing of the Mortgage Loan, neither the Seller nor any prior holder of the Mortgage Loan participated in any fraud or intentional material misrepresentation with respect to the Mortgage Loan. To Seller's knowledge, no Mortgagor or guarantor originated a Mortgage Loan.

      For purposes of these representations and warranties, the phrases "to the knowledge of the Seller" or "to the Seller's knowledge" shall mean (except where otherwise expressly set forth below) the actual state of knowledge of the Seller
(i) after the Seller's having conducted such inquiry and due diligence into such matters as would be customarily performed by prudent institutional commercial or multifamily, as applicable, mortgage lenders, and in all events as required by the Seller's underwriting standards, at the time of the Seller's origination or acquisition of the particular Mortgage Loan; and (ii) subsequent to such origination, utilizing the monitoring practices customarily utilized by prudent commercial or multifamily, as applicable, mortgage lenders with respect to securitizable commercial or multifamily, as applicable, mortgage loans, including knowledge of a representative of the loan servicer designated as the party responsible for the knowledge of the servicer pertaining to the Mortgage Loans. Also for purposes of these representations and warranties, the phrases "to the actual knowledge of the Seller" or "to the Seller's actual knowledge" shall mean (except where otherwise expressly set forth below) the actual state of knowledge of the Seller without any express or implied obligation to make inquiry. All information contained in the documents included in the definition of Mortgage File in the Pooling and Servicing Agreement shall be deemed to be within the knowledge and the actual knowledge of the Seller, to the extent that the Seller or its closing counsel or custodian, if any, has reviewed or had possession of such document at any time. For purposes of these representations and warranties, to the extent that any representation or warranty is qualified by the Seller's knowledge with respect to the contents of the Mortgage Note, Mortgage, mortgagee's title policy and any letters of credit or Ground Leases, if such document is not included in the Mortgage File, the Seller shall make such representation or warranty without any such qualification. Wherever there is a reference in a representation or warranty to receipt by, or possession of, the Seller of any information or documents, or to any action taken by the Seller or to any action which has not been taken by the Seller or its agents or employees, such reference shall include the receipt or possession of such information or documents by, or the taking of such action or the not taking such action by, the Seller. For purposes of these representations and warranties, when referring to the conduct of "reasonable prudent institutional commercial or multifamily, as applicable mortgage lenders" (or similar such phrases and terms), such conduct shall be measured by reference to the industry standards generally in effect as of the date the related representation or warranty relates to or is made.

It is understood and agreed that the representations and warranties set forth in this Exhibit B shall survive delivery of the respective Mortgage Files to the Purchaser and/or the Trustee and shall inure to the benefit of the Purchaser and its successors and assigns (including without limitation the Trustee and the holders of the Certificates), notwithstanding any restrictive or qualified endorsement or assignment.

                                  Schedule B-1

                Mortgage Loans Permitting Property Substitutions


COBALT CMBS COMMERCIAL MORTGAGE TRUST 2006-C1

Schedule B - 1
CITIGROUP

Mortgage Loan Number   Property Name
--------------------   ------------------------------------------
                   1   Ala Moana Portfolio
               1.001   Ala Moana Center
               1.002   Ala Moana Building
               1.003   Ala Moana Pacific Center
               1.004   Ala Moana Plaza
                   3   Prime Retail Outlets Portfolio
               3.001   Queenstown Outlet
               3.002   Pismo Beach Outlet
                   4   ShopKo Portfolio
               4.001   10808 South 132nd Street
               4.002   700 Pilgrim Way
               4.003   1717 Lawrence Drive
               4.004   301 Bay Park Square
               4.005   55 Lake Boulevard
               4.006   217 West Ironwood Drive
               4.007   1001 East Gowen Road
               4.008   801 West Central Entrance (Highway 53)
               4.009   4161 Second Street South (Highway 23)
                4.01   7401 Mineral Point Road
               4.011   1000 West Northland Avenue
               4.012   2201 Zeier Road
               4.013   1850 Madison Avenue
               4.014   2820 Highway 63 South
               4.015   3708 Highway 63 North
               4.016   3200 Broadway Street
               4.017   2430 East Mason Street
               4.018   867 North Columbia Center Boulevard
               4.019   14445 West Center Road
                4.02   5646 North 90th Street
               4.021   616 West Johnson Street
               4.022   1150 West Washington Street
               4.023   1601 West 41st Street
               4.024   1845 Haines Avenue
               4.025   699 Green Bay Road
               4.026   955 West Clairemont Avenue
               4.027   1100 East Riverview Expressway
               4.028   2510 South Reserve Street
               4.029   1300 Koeller Street
                4.03   800 East Maes Street
               4.031   North 9520 Newport Highway
               4.032   4801 Washington Avenue
               4.033   4515 South Regal Street
               4.034   1306 North Central Avenue
               4.035   2500 US Highway 14
               4.036   1209 18th Avenue Northwest
               4.037   501 Highway 10 Southeast
               4.038   1400 Big Thunder Boulevard
               4.039   2101 West Broadway
                4.04   2208 North Webb Road
               4.041   5300 52nd Street
               4.042   905 South 24th Street West
               4.043   701 South Church Street
               4.044   1964 West Morton Avenue
               4.045   4200 South 27th Street
               4.046   1710 South Main Street
               4.047   1578 Appleton Road
               4.048   2761 Prairie Avenue
               4.049   9366 State Highway 16
                4.05   2602 Shopko Drive
               4.051   518 South Taylor Drive
               4.052   1553 West 9000 South
               4.053   2290 South 1300 East
               4.054   405 Cottonwood Drive
               4.055   5801 Summit View Avenue
               4.056   1900 North Main Street
               4.057   1771 Wisconsin Avenue
               4.058   4344 Mormon Coulee Road (State Highway 14)
               4.059   1200 Susan Drive
                4.06   2677 South Prairie View Road
               4.061   230 North Wisconsin Street
               4.062   3415 Calumet Avenue
               4.063   700 9th Avenue Southeast
               4.064   1105 East Grand Avenue
               4.065   1200 Main Street (State Highway 10)
               4.066   125 Main Street
               4.067   190 South 500 West
               4.068   500 North Highway 281
               4.069   301 Northwest Bypass
                4.07   3101 North Montana Avenue
               4.071   South 1450 Grand Avenue
               4.072   500 South Carpenter Avenue
               4.073   4060 Riverdale Road
               4.074   615 South Monroe
               4.075   1150 North Main Street
               4.076   2655 Broadway Avenue
               4.077   4850 West 3500 South
               4.078   1001 South Highway 15 (State Street)
               4.079   1450 East Geneva Street
                4.08   601 Galvin Road South
               4.081   1018 Washington Boulevard
               4.082   1777 Paulson Road
               4.083   405 West 8th Street
               4.084   2610 North Bridge Avenue
               4.085   2005 Krenzien Drive
               4.086   510 East Philip Avenue
               4.087   2530 First Avenue North
               4.088   1755 North Humiston Avenue
               4.089   2100 Caldwell Boulevard
                4.09   900 West Memorial Drive
               4.091   2741 Roosevelt Street
               4.092   2266 North University Parkway
               4.093   1649 Pole Line Road East
               4.094   320 County Road O
               4.095   4215 Yellowstone Highway
               4.096   800 East 17th Street
               4.097   1350 North Galena Avenue
               4.098   1600 Rose Street
               4.099   2530 Rudkin Road
                 4.1   555 West South Street
               4.101   955 North Main Street
               4.102   1341 North Main Street
               4.103   747 South Main Street
               4.104   1425 Janesville Avenue
               4.105   2120 Thain Grade
               4.106   3705 Monroe Road
               4.107   2585 Lineville Road
               4.108   1190 North 6th Street
               4.109   1450 West Main Avenue
                4.11   East 13414 Sprague Avenue
               4.111   313 North Roosevelt Avenue
               4.112   1011 North Wisconsin Street

                                    Exhibit C

                Exceptions to Representations for Citigroup Loans

                                  Schedule III

Representation #2

---------------------------------------------------------------------------------------------------------------------
Loan
Number         Loan Name                                    Description of Exception
---------------------------------------------------------------------------------------------------------------------
               Ala Moana                                    With respect to the loan listed to the left, the loan is
                                                            evidenced by multiple pari passu notes and multiple
                                                            subordinate companion notes, which notes are all secured
                                                            by the same mortgage instrument encumbering the Ala
                                                            Moana Loan. Only one of the pari passu notes is included
                                                            in the 2006 COBALT - C1 securitization transaction. The
                                                            pari passu notes are pro rata and are senior to the
                                                            multiple subordinate companion notes which subordinated
                                                            companion notes are pari passu and pro rata with each
                                                            other.
---------------------------------------------------------------------------------------------------------------------
               ShopKo Portfolio                             With respect to the loan listed to the left, such loan
                                                            is part of a loan combination that includes multiple
                                                            additional mortgage loans (not included in the 2006
                                                            COBALT-C1 securitization transaction) that are: (a) pari
                                                            passu and pro rata in right of payment with, and
                                                            cross-defaulted with, the subject underlying mortgage
                                                            loan; and (b) secured by the same mortgage instrument(s)
                                                            encumbering the same portfolio of mortgaged real
                                                            properties as is the subject underlying mortgage loan.
---------------------------------------------------------------------------------------------------------------------
Representation #4

---------------------------------------------------------------------------------------------------------------------
Loan
Number         Loan Name                                    Description of Exception
---------------------------------------------------------------------------------------------------------------------
               ShopKo Portfolio (Madison, WI)               With respect to the loan listed to the left, there is an
                                                            outstanding third party purchase option which has not
                                                            been subordinated to the lien of the related mortgage.
                                                            The borrower is permitted to release the affected
                                                            property in connection with such purchase option,
                                                            subject to certain conditions, including, among other
                                                            things, by payment of a release price specified in the
                                                            loan documents. In the event such option is exercised
                                                            prior to the permitted defeasance date, the ShopKo
                                                            Portfolio Loan will be subject to prepayment (together
                                                            with a yield maintenance payment) in an amount equal to
                                                            the greater of (i) 100% of the allocated loan amount and
                                                            (ii) the price received by the related borrower in
                                                            connection with the exercise of such purchase option.
---------------------------------------------------------------------------------------------------------------------
               ShopKo Portfolio                             With respect to the loan listed to the left, such loan
                                                            is part of a loan combination that includes multiple
                                                            additional mortgage loans (not included in the series
                                                            2006-CD3 securitization transaction) that are: (a) pari
                                                            passu and pro rata in right of payment with, and
                                                            cross-defaulted with, the subject underlying mortgage
                                                            loan; and (b) secured by the same mortgage instrument(s)
                                                            encumbering the same portfolio of mortgaged real
                                                            properties as is the subject underlying mortgage loan.
---------------------------------------------------------------------------------------------------------------------
               Ala Moana                                    With respect to the loan listed to the left, the loan is
                                                            evidenced by multiple pari passu notes and multiple
                                                            subordinate companion notes, which notes are all secured
                                                            by the same mortgage instrument encumbering the Ala
                                                            Moana Loan. Only one of the pari passu notes is included
                                                            in the 2006 COBALT-C1 securitization transaction. The
                                                            pari passu notes are pro rata and are senior to the
                                                            multiple subordinate companion notes which subordinated
                                                            companion notes are pari passu and pro rata with each
                                                            other.
---------------------------------------------------------------------------------------------------------------------
Representation #7

---------------------------------------------------------------------------------------------------------------------
Loan
Number         Loan Name                                    Description of Exception
---------------------------------------------------------------------------------------------------------------------
              ShopKo Portfolio (De Pere, WI)                The borrower (with the consent of lender) recently
                                                            agreed to convey a non-material portion of the mortgaged
                                                            property to assist in a road project being undertaken to
                                                            construct a new bridge. The amount of land conveyed was
                                                            31 square feet, for which the borrower received $372.00.
---------------------------------------------------------------------------------------------------------------------
              ShopKo Portfolio (Walla Walla, WA)            The city of Walla Walla is studying a road realignment
                                                            project that may affect the parking lot and access to
                                                            the mortgaged property. The borrower is working with a
                                                            developer and potential purchaser of the adjoining mall
                                                            to submit alternative site plan designs to ensure
                                                            desirable access to the mortgaged property and no
                                                            negative impact with respect to parking.
---------------------------------------------------------------------------------------------------------------------
              ShopKo Portfolio (Ashwaubenon, WI)            In conjunction with the Wisconsin Department of
                                                            Transportation, the village of Ashwaubenon is studying
                                                            an extension of an off-ramp from a nearby state highway
                                                            that would extend through a portion of excess land near
                                                            the general office building at the related mortgaged
                                                            property. The borrower is cooperating with the Village
                                                            and this project has not been finalized and is still
                                                            confidential.
---------------------------------------------------------------------------------------------------------------------
              ShopKo Portfolio (Stevens Point, WI)          The City of Stevens Point and the owner of the adjacent
                                                            mall desire to realign roads and redevelop certain
                                                            surrounding properties. The ShopKo store is key to the
                                                            current development but the building location is not
                                                            conducive to the developer's optimal design and
                                                            redevelopment plan. The plans are preliminary and the
                                                            City has yet to approve any such plans.
---------------------------------------------------------------------------------------------------------------------
              ShopKo Portfolio                              No surveys were received in connection with the ShopKo
                                                            Portfolio Loan. However, title insurance with no survey
                                                            exception and express map endorsements were issued with
                                                            respect to the related mortgaged properties.
---------------------------------------------------------------------------------------------------------------------
Representation #14

---------------------------------------------------------------------------------------------------------------------
Loan
Number         Loan Name                                    Description of Exception
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
              HCA - SunTrust                                With respect to the loan listed to the left, the
                                                            borrower was not required to obtain terrorism insurance
                                                            unless required pursuant to a securitization.
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
Representation #16

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Loan
Number         Loan Name                                    Description of Exception
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
              All Loans                                     With respect to all the loans in the 2006 CD3
                                                            securitization, Seller makes no representation regarding
                                                            the bankruptcy or insolvency of any tenant at the
                                                            Mortgaged Property.
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
Representation #17(iii)

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Loan
Number         Loan Name                                    Description of Exception
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
               ShopKo Portfolio (Logan, UT)                The ground lease provided that only rental payments due
                                                           under any lease of improvements are assignable without
                                                           ground lessor's consent.
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
Representation #17(iv)

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Loan
Number         Loan Name                                    Description of Exception
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
               ShopKo Portfolio (Union Gap, WA)            Certain material lender protection covenants were
                                                           incorporated into the related ground lease pursuant to
                                                           that certain Ground Lessor Estoppel and Agreement
                                                           executed in connection with the prior financing by
                                                           Wachovia Bank, N.A. According to the Escrow Agreement
                                                           between borrower and ground lessor, borrower is obligated
                                                           to perform certain work related to the parking lot and
                                                           was required to deposit $23,000 into escrow to pay for
                                                           such work. If borrower fails to perform its obligations
                                                           under the Escrow Agreement after 15 days notice from
                                                           ground lessor, the Ground Lessor Estoppel and Agreement
                                                           will immediately and automatically be withdrawn and be of
                                                           no further force and effect. Borrower's counsel has
                                                           indicated and the Ground Lessor Estoppel confirms that
                                                           the funds to perform such parking lot work have been
                                                           deposited into escrow and the required work is contracted
                                                           for and is scheduled to be completed by July 1, 2006. The
                                                           failure to perform such work is an event of default under
                                                           the related loan documents. Seller has been advised that
                                                           Borrower has been sent a notice of material default from
                                                           ground lessor, because the work was not completed by July
                                                           1, 2006. Subsequently, borrower's counsel has advised
                                                           that 3 out of the 4 repairs have now been completed and
                                                           evidence thereof has been submitted to the ground lessor.
                                                           Borrower's counsel has advised that the remaining repair,
                                                           the replacement of 2 light posts, was delayed due to
                                                           manufacturing delay in getting the materials required.
                                                           Borrower's counsel has further advised that such final
                                                           repair is close to completion and is expected to
                                                           completed on or around the week of September 20, 2006
                                                           once the proper material arrive. Ground lessor has been
                                                           advised of the same.
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
Representation #17(vii)

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Loan
Number         Loan Name                                    Description of Exception
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
               ShopKo Portfolio (Burlington, IA)           With respect to the loan listed to the left, the ground
                                                           lease term does not extend beyond 20 years following the
                                                           stated maturity date of the related mortgage loan. The
                                                           ground lease provides for an option to purchase the fee
                                                           interest by borrower or an affiliate of borrower prior to
                                                           the maturity date of the loan. The related loan documents
                                                           require the purchase option to be exercised prior to the
                                                           expiration of the ground lease, whereby the related
                                                           mortgage will automatically spread to cover the fee
                                                           interest. In addition, in the event the option to
                                                           purchase is exercised by an affiliate of borrower, the
                                                           ground lease is required under the loan documents to be
                                                           extended for at least 20 years  beyond the maturity date
                                                           of the loan.
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               ShopKo Portfolio (Lewiston, ID)             In the event the ground lease is assigned or sublet to an
                                                           unrelated third party without the consent of ground
                                                           lessor, the ground lease shall terminate at the end of
                                                           the then current term (presently, January 31, 2012) and
                                                           any options to extend contained therein will be void. The
                                                           borrower is prohibited under the loan documents to assign
                                                           or sublet any portion of any individual mortgaged
                                                           property without the consent of lender; provided,
                                                           however, the operating tenant may freely sublet without
                                                           lender consent, provided that the operating tenant shall
                                                           not be released of its obligations under the operating
                                                           lease.
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
Representation #17(viii)

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Loan
Number         Loan Name                                    Description of Exception
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
               ShopKo Portfolio (Spokane Valley, WA)       Condemnation awards are not required to be used for the
                                                           restoration of the related mortgaged property and all
                                                           condemnation awards shall be the property of ground
                                                           lessor, except for awards made to tenant for loss of
                                                           business or depreciation of and cost of removal of stock
                                                           and fixtures, or other leasehold improvement.
---------------------------------------------------------------------------------------------------------------------
               ShopKo Portfolio (Lewiston, ID and Union    The respective ground leases are silent as to the use of
               Gap, WA)                                    condemnation awards in connection with a partial taking,
                                                           although the related mortgaged property must be restored
                                                           in accordance with the terms of the respective lease.
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               ShopKo Portfolio (Logan, UT and             The respective ground leases are silent as the use and
               Burlington, IA)                             ownership of condemnation awards.
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
Representation #17(ix)

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Loan
Number         Loan Name                                    Description of Exception
---------------------------------------------------------------------------------------------------------------------
               ShopKo Portfolio (Lewiston, ID)             In the event that the ground lease is assigned or sublet
                                                           to an unrelated third party without the consent of ground
                                                           lessor, the ground lease shall terminate at the end of
                                                           the then current term (presently, January 31, 2012) and
                                                           any options to extend contained therein will be void. The
                                                           borrower is prohibited under the loan documents to assign
                                                           or sublet any portion of any individual mortgaged
                                                           property without the consent of lender; provided,
                                                           however, the operating tenant may freely sublet without
                                                           lender consent, provided that the operating tenant shall
                                                           not be released of its obligations under the operating
                                                           lease.
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
Representation #17(x)

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Loan
Number         Loan Name                                    Description of Exception
---------------------------------------------------------------------------------------------------------------------
               ShopKo Portfolio (Logan, UT and             The ground lessor is not required to enter into a new
               Burlington, IA)                             lease upon termination of the related ground lease for
                                                           any reason, including the rejection of the ground lease
                                                           in bankruptcy.
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               ShopKo Portfolio (Union Gap, WA)            The ground lessor is obligated to enter into a new lease
                                                           with lender only upon the rejection of the ground lease
                                                           in bankruptcy.
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
Representation #24

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Loan
Number         Loan Name                                    Description of Exception
---------------------------------------------------------------------------------------------------------------------
              ShopKo Portfolio (Madison, WI)                With respect to the loan listed to the left, there is an
                                                            outstanding third party purchase option which has not
                                                            been subordinated to the lien of the related mortgage.
                                                            The borrower is permitted to release the affected
                                                            property in connection with such purchase option,
                                                            subject to certain conditions, including, among other
                                                            things, by payment of a release price specified in the
                                                            loan documents. In the event such option is exercised
                                                            prior to the permitted defeasance date, the ShopKo
                                                            Portfolio Loan will be subject to prepayment (together
                                                            with a yield maintenance payment) in an amount equal to
                                                            the greater of (i) 100% of the allocated loan amount and
                                                            (ii) the price received by the related borrower in
                                                            connection with the exercise of such purchase option.
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              Prime Outlets Portfolio - Queenstown          With respect to the loan listed to the left, a right of
              property                                      first refusal was granted with respect to a small
                                                            unimproved parcel of the Mortgaged Property and can only
                                                            be exercised if the property is sold and such unimproved
                                                            parcel is not used for a waste water disposal system. In
                                                            addition, there is a non-recourse carve-out covering
                                                            this right of first refusal.
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              Village Medical Park                          With respect to the loan listed to the left, the tenant
                                                            has right to purchase building (and only that building)
                                                            that the tenant occupies at fair market value. Any such
                                                            purchase cannot occur during the loan term. The tenant
                                                            has agreed in its lease that the lease is subordinate to
                                                            the mortgage.
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              HCA - SunTrust                                With respect to the loan listed to the left, a tenant
                                                            has been granted a right of first refusal. The tenant,
                                                            however, has agreed pursuant to a subordination and
                                                            non-disturbance agreement that its purchase option is
                                                            subordinated to the fee mortgage
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              Ala Moana                                     With respect to the loan listed to the left, the related
                                                            loan documents provide for the release of any one or
                                                            more properties upon a sale of such property to a bona
                                                            fide third party purchaser, subject to the satisfaction
                                                            of certain conditions, including among others, that (i)
                                                            no event of default has occurred and is continuing, (ii)
                                                            Borrower delivers to Lender evidence which would be
                                                            satisfactory to a prudent lender acting reasonably that
                                                            (A) the parcel to be released (the "Release Parcel") has
                                                            been legally subdivided from the remainder of the
                                                            property; (B) after giving effect to such release, each
                                                            of the Release Parcel and the balance of the property
                                                            conforms to and is in compliance in all material
                                                            respects with applicable legal requirements and
                                                            constitutes a separate tax lot and (C) the Release
                                                            Parcel is not necessary for the property to comply with
                                                            any zoning, building, land use or parking or other legal
                                                            requirements applicable to the property or for the then
                                                            current use of the property; (iii) in the event that the
                                                            release would reasonably be expected to materially
                                                            adversely affect Lender's rights under the title
                                                            insurance policy as to any portion of the property other
                                                            than as to the Release Parcel, Borrower shall deliver to
                                                            Lender an endorsement to the title insurance policy
                                                            insuring the Mortgage (A) extending the effective date
                                                            of the policy to the effective date of the release; (B)
                                                            confirming no change in the priority of the Mortgage on
                                                            the balance of the property (exclusive of the Release
                                                            Parcel) or in the amount of the insurance or the
                                                            coverage of the property (exclusive of the Release
                                                            Parcel) under the policy; and (C) insuring the rights
                                                            and benefits under any new or amended reciprocal
                                                            easement agreement; (iv) prior to the date of the
                                                            release, Borrower delivers to Lender approvals to the
                                                            release executed by any entities other than Lender
                                                            holding Liens encumbering the property or holding any
                                                            other interest in the property that would be affected by
                                                            the release, if required; (v) Borrower has complied with
                                                            any requirements applicable to the release in the
                                                            leases, reciprocal easement agreements, operating
                                                            agreements, parking agreements or other similar
                                                            agreements affecting the property and the release does
                                                            not violate any of the provisions of such documents in
                                                            any respect that would result in a termination (or give
                                                            any other party thereto the right to terminate),
                                                            extinguishment or other loss of material rights of
                                                            Borrower or in a material increase in Borrower's
                                                            obligations under such documents and, to the extent
                                                            necessary to comply with such documents, the transferee
                                                            of the Release Parcel has assumed Borrower's
                                                            obligations, if any, relating to the Release Parcel
                                                            under such documents; (vi) Borrower delivers to Lender
                                                            any other information, approvals and documents which
                                                            would be required by a prudent lender acting reasonably
                                                            relating to the release; (viii) ingress to and egress
                                                            from all portions of the property remaining after the
                                                            release shall be satisfactory to the Lender; (ix) the
                                                            Release Parcel shall be vacant, non-income producing and
                                                            unimproved; and (x) in the event of a securitization,
                                                            the Rating Agencies shall have confirmed that the
                                                            release will not result in a downgrade, withdrawal or
                                                            qualification of the then current rating assigned to any
                                                            class of Securities by the Rating Agencies and Borrower
                                                            shall deliver an opinion of counsel opining on matters
                                                            related to REMIC issues.
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              ShopKo Portfolio (Madison, WI)                With respect to the loan listed to the left, there is an
                                                            outstanding third party purchase option which has not
                                                            been subordinated to the lien of the related mortgage.
                                                            The borrower is permitted to release the affected
                                                            property in connection with such purchase option,
                                                            subject to certain conditions, including, among other
                                                            things, by payment of a release price specified in the
                                                            loan documents. In the event such option is exercised
                                                            prior to the permitted defeasance date, the ShopKo
                                                            Portfolio Loan will be subject to prepayment (together
                                                            with a yield maintenance payment) in an amount equal to
                                                            the greater of (i) 100% of the allocated loan amount and
                                                            (ii) the price received by the related borrower in
                                                            connection with the exercise of such purchase option.
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              ShopKo Portfolio                              With respect to loan listed to the left, the borrower
                                                            may obtain a release of any of the related mortgaged
                                                            real properties by substituting another retail property
                                                            of like kind and quality, subject to satisfaction of the
                                                            following conditions, among others: (a) the aggregate
                                                            combined amount (by square foot) of rentable space
                                                            (expressed as a percentage of the total rentable space)
                                                            that can be substituted may not exceed 20% in any one
                                                            calendar year and 30% over the term of the related
                                                            operating leases at the ShopKo Portfolio mortgaged real
                                                            properties; (b) based on a current appraisal of the
                                                            replaced property and the substitute property, the
                                                            appraised value of the substitute property must be equal
                                                            to or greater than the appraised value of the replaced
                                                            property as of origination and immediately prior to the
                                                            date of proposed substitution; (c) based on a
                                                            certificate of the related borrower, together with other
                                                            evidence that would be satisfactory to a prudent
                                                            institutional mortgage loan lender, after the
                                                            substitution of a substitute property and the release of
                                                            the replaced property, the debt service coverage ratio
                                                            for the 12 full calendar months immediately preceding
                                                            the date of the substitution with respect to all
                                                            properties remaining subject to the lien of the related
                                                            mortgage instrument after the substitution will be equal
                                                            to or greater than the (i) debt service coverage ratio
                                                            for the 12 full calendar months immediately preceding
                                                            the origination date and (ii) debt service coverage
                                                            ratio for the 12 full calendar months immediately
                                                            preceding the substitution (including the replaced
                                                            property and excluding the substitute property);
                                                            (d) after individual properties with an aggregate square
                                                            footage of at least ten percent (10%) of the original
                                                            square footage demised under the related operating
                                                            leases have been released, if the ShopKo Portfolio
                                                            Mortgage Loan is part of a securitization, the lender
                                                            shall have received confirmation in writing from the
                                                            rating agencies to the effect that such release and
                                                            substitution will not result in a withdrawal,
                                                            qualification or downgrade of the respective ratings in
                                                            effect immediately prior to such release and
                                                            substitution for the securities issued in connection
                                                            with the securitization that are then outstanding;
                                                            (e) the lender has received evidence that the
                                                            store-level profitability as set forth in the P&L report
                                                            of the substitute property is equal to or greater than
                                                            the store-level profitability of the replaced property
                                                            as set forth in the P&L report for the immediately
                                                            preceding 12-month period; and (f) no event of default
                                                            shall have occurred and be continuing and borrower shall
                                                            be in compliance in all material respects with all terms
                                                            and conditions set forth in the loan documents.
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              Ala Moana                                     With respect to the loan listed to the left, the
                                                            borrower may obtain a release of the lien from one or
                                                            more portions of Mortgaged Property by substituting
                                                            another property of like use, value and condition in the
                                                            same shopping mall as the potion of the property to be
                                                            released, subject to satisfaction of the following
                                                            conditions, among others: (i) no Event of Default shall
                                                            exist at the time; (ii) the parcel to be released shall
                                                            be vacant, non-income producing and unimproved; (iii)
                                                            the borrower shall acquire fee simple title to the
                                                            property to be substituted; (iv)  the borrower shall
                                                            provided Lender with certain loan documents,
                                                            environmental reports, property condition reports and
                                                            physical condition reports as set forth in the loan
                                                            documents; (v) the borrower shall provide an endorsement
                                                            to the existing title policy insuring the lien over the
                                                            substituted property; and (vi) the released parcel and
                                                            the substituted parcel shall be separate tax lots.
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              Prime Retail Outlets Portfolio (Queenstown    With respect to the loan listed to the left, the
              Property)                                     borrower may obtain a release of the lien from one
                                                            portion of  Mortgaged Property specifically described in
                                                            the Mortgage Loan documents by substituting another
                                                            property specifically described in the Mortgage Loan
                                                            documents, subject to satisfaction of the following
                                                            conditions, among others: (i) no Event of Default shall
                                                            exist at the time; (ii) the borrower shall provided
                                                            Lender with certain loan documents, environmental
                                                            reports, property condition reports and physical
                                                            condition reports as set forth in the loan documents;
                                                            (iii) the borrower shall provide an endorsement to the
                                                            existing title policy insuring the lien over the
                                                            substituted property; (iv) the released parcel and the
                                                            substituted parcel shall be separate tax lots; and (v)
                                                            the borrower shall provide, at the request of the
                                                            lender, evidence that the loan-to-value ratio
                                                            immediately following the substitution is the same as
                                                            the loan-to-value immediately prior to the substitution.
---------------------------------------------------------------------------------------------------------------------
              Prime Retail Outlets Portfolio                With respect to the loan listed to the left, the
                                                            borrowers may obtain the release of a portion of the
                                                            Mortgaged Property provided certain conditions are met,
                                                            including, among others, a partial defeasance of the
                                                            loan equal to the greater of (i) 125% of the outstanding
                                                            loan amount and (ii) the amount necessary to allow the
                                                            borrowers to comply with (A) a debt service coverage
                                                            ratio equal to the greater of (1) 1.14 to 1.0 and (2)
                                                            the debt service coverage ratio immediately prior to
                                                            such release and (B) a loan to value percentage of 80%.
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              ShopKo Portfolio                              With respect to the loan listed to the left, the
                                                            borrowers may obtain the release of an individual
                                                            property provided certain conditions are met, including,
                                                            among others, a partial defeasance of the loan equal to
                                                            120% of the allocated loan amount with respect to the
                                                            property to be released.
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
Representation #25

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Loan
Number         Loan Name                                    Description of Exception
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
              ShopKo Portfolio                              With respect to the loan listed to the left, sponsors of
              Ala Moana                                     the borrower are permitted to pledge indirect interests
                                                            in the borrower in connection with a line of credit or
                                                            similar corporate facility secured by all, or
                                                            substantially all, of such sponsor's assets.
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
Representation #30

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Loan
Number         Loan Name                                    Description of Exception
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
              ShopKo Portfolio                              Federated Bond Fund, a Portfolio of Federated Investment
                                                            Series Funds, Inc. et al v. ShopKo Stores, Inc., Sun
                                                            Capital, Partners Group IV, Inc., Sun Capital Partners
                                                            IV, LP, SKO Group Holdings Corp., and SKO Acquisition
                                                            Group. This matter involves a tender by an affiliate
                                                            ("Affiliate") of ShopKo Stores Operating Co., LLC (an
                                                            operating tenant of the mortgaged properties which no
                                                            longer has any relation to the borrower) to purchase its
                                                            9.25% Senior Notes due March 15, 2023, Plaintiffs allege
                                                            (1) the Affiliate violated Section 14(e) of the
                                                            Securities Exchange Act of 1934 and that any consent
                                                            solicitations received after July 14, 2005 are invalid,
                                                            (2) that the Affiliate and the other defendants violated
                                                            15 U.S.C.A. Section 78n(e) by manipulating proposed
                                                            merger transactions, first with an affiliate of Goldner
                                                            Hawn Johnson & Morrison, Inc. and then with an affiliate
                                                            of Sun Capital Partners, (3) that the Affiliate
                                                            committed fraud and coercion in the inducement, and (4)
                                                            that the Affiliate fraudulently misrepresented the
                                                            proposed merger transactions. The Affiliate intends to
                                                            vigorously defend this action. The Affiliate and the
                                                            other defendants have filed a motion to dismiss the
                                                            action in lieu of an Answer, an oral argument and the
                                                            motion was heard on May 12, 2006.

                                                            Ryan Cannell, Individually and on behalf of others
                                                            similarly situated v. ShopKo Stores, d/b/a ShopKo Stores
                                                            and Pamida Stores Purported class action filed by a
                                                            former general merchandise manager in Boise, Idaho,
                                                            seeking (1) unpaid wages and overtime pursuant to FLSA,
                                                            (2) declaration that the Affiliate's practices violate
                                                            the FLSA, and (3) injunction prohibiting the Affiliate
                                                            from continuing to misclassify persons in assistant
                                                            manager positions as exempt from the wage and overtime
                                                            requirements of the FLSA, and from destroying, altering
                                                            or discarding evidence and records. The Affiliate has
                                                            filed a summary judgment motion that is pending before
                                                            the Court. The Affiliate intends to vigorously defend
                                                            this action.
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
Representation #37

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Loan
Number         Loan Name                                    Description of Exception
---------------------------------------------------------------------------------------------------------------------
               All Loans                                    Mortgage loans in many or all cases provide for recourse
                                                            liability to the borrower and/or other guarantors or
                                                            indemnitors other than the borrower for matters and/or
                                                            under circumstances which are in addition to those
                                                            items specified in representation number 40.
---------------------------------------------------------------------------------------------------------------------
               Triad I                                      With respect to the loans listed to the left, there is no
               One Pacific Place                            guarantor of the non-recourse obligations and no
               Ala Moana                                    individual indemnitor.
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